As filed with the Securities and Exchange Commission on December 27, 2024

Registration No. 333-163981

Registration No. 811-22356

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. [39] ☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940 ☐

Amendment No. [39] ☒

ARCHER INVESTMENT SERIES TRUST

c/o Archer Investment Corporation

11711 North College Avenue #200

Carmel, IN 46032

(800) 238-7701

Copies to:

Archer Investment Corporation 11711 North College Avenue #200 Carmel, IN 4603 (800) 238-7701	Ropka Law, LLC 215 Fries Mill Road Turnersville, NJ 08012 (856) 374-1744

 It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/ XX/ on December 27, 2024, pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

.

ARCHER INVESTMENT SERIES TRUST

ARCHER BALANCED FUND – Ticker Symbol – ARCHX

ARCHER INCOME FUND – Ticker Symbol - ARINX

ARCHER STOCK FUND – Ticker Symbol – ARSKX

ARCHER DIVIDEND GROWTH FUND – Ticker Symbol – ARDGX

ARCHER FOCUS FUND – Ticker Symbol – AFOCX

ARCHER MULTI CAP FUND – Ticker Symbol – ALSMX

PROSPECTUS

December 27, 2024

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	1
ARCHER BALANCED FUND	1
Investment Objective	1
Fees and Expenses of Investing in the Fund	1
Portfolio Turnover	2
Principal Investment Strategies of the Fund	2
Principal Risks of Investing in the Fund	3
Performance	7
Management of the Fund	8
Portfolio Managers	9
Purchase and Sale of Funds Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ARCHER INCOME FUND	1
Investment Objective	1
Fees and Expenses of Investing in the Fund	1
Portfolio Turnover	2
Principal Investment Strategies of the Fund	2
Principal Risks of Investing in the Fund	3
Performance	6
Management of the Fund	7
Portfolio Managers	7
Purchase and Sale of Funds Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
ARHCER STOCK FUND	9
Investment Objective	9
Fees and Expenses of Investing in the Fund	9
Portfolio Turnover	10
Principal Investment Strategies of the Fund	10
Principal Risks of Investing in the Fund	10
Performance	12
Management of the Fund	13
Portfolio Managers	14
Purchase and Sale of Funds Shares	14
Tax Information	14
Payments to Broker-Dealers and Other Financial Intermediaries	14
ARCHER DIVIDEND GROWTH FUND	15
Investment Objective	15
Fees and Expenses of Investing in the Fund	15
Portfolio Turnover	16
Principal Investment Strategies of the Fund	16
Principal Risks of Investing in the Fund	16
Performance	20

Management of the Fund	21
Portfolio Managers	21
Purchase and Sale of Funds Shares	22
Tax Information	22
Payments to Broker-Dealers and Other Financial Intermediaries	22
ARCHER FOCUS FUND	23
Investment Objective	23
Fees and Expenses of Investing in the Fund	23
Portfolio Turnover	24
Principal Investment Strategies of the Fund	24
Principal Risks of Investing in the Fund	24
Performance	26
Management of the Fund	27
Portfolio Managers	27
Purchase and Sale of Fund Shares	28
Tax Information	28
Payments to Broker-Dealers and Other Financial Intermediaries	28
ARHCER MULTI CAP FUND	29
Investment Objective	29
Fees and Expenses of Investing in the Fund	29
Portfolio Turnover	30
Principal Investment Strategies of the Fund	30
Principal Risks of Investing in the Fund	30
Performance	32
Management of the Fund	33
Portfolio Managers	33
Purchase and Sale of Fund Shares	33
Tax Information	34
Payments to Broker-Dealers and Other Financial Intermediaries	34
ARHCER BALANCED FUND	35
Investment Objective	35
Principal Investment Strategies of the Fund	35
Principal Risks of Investing in the Fund	37
Change in Investment Objectives	40
Temporary Defensive Positions	40
Portfolio Holdings Disclosure	40
Is the Fund right for you?	41
ARCHER INCOME FUND	42
Investment Objective	42
Principal Investment Strategies of the Fund	42
Principal Risks of Investing in the Fund	43
Change in Investment Objectives	46
Temporary Defensive Positions	46
Portfolio Holdings Disclosure	47
Is the Fund right for you?	47
ARCHER STOCK FUND	48
Investment Objective	48

Principal Investment Strategies of the Fund	48
Principal Risks of Investing in the Fund	48
Change in Investment Objectives	51
Temporary Defensive Positions	52
Portfolio Holdings Disclosure	52
Is the Fund right for you?	52
ARCHER DIVIDEND GROWTH FUND	53
Investment Objective	53
Principal Investment Strategies of the Fund	53
Principal Risks of Investing in the Fund	53
Temporary Defensive Positions	57
Portfolio Holdings Disclosure	57
Is the Fund right for you?	58
ARCHER FOCUS FUND	59
Principal Investment Strategies of the Fund	59
The Principal Investment Selection Process	59
Other Investment Strategies	60
The Principal Risks of Investing in The Fund	60
ARCHER MULTI CAP FUND	65
Principal Investment Strategies of the Fund	65
The Principal Investment Selection Process	65
The Principal Risks of Investing in The Fund	67
Temporary Defensive Positions	70
Portfolio Holdings Disclosure	70
MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE	71
The Advisor	71
The Portfolio Managers	72
Payments to Broker-Dealers and Other Financial Intermediaries	73
SHAREHOLDER INFORMATION	74
Pricing of Fund Shares	74
How to Buy Shares	74
FINANCIAL HIGHLIGHTS	83
ARCHER BALANCED FUND	83
ARCHER INCOME FUND	84
ARCHER STOCK FUND	85
ARCHER DIVIDEND GROWTH FUND	86
ARCHER FOCUS FUND	87
ARCHER MULTI CAP FUND	88
PRIVACY POLICY	89
HOW TO GET MORE INFORMATION	90

ARCHER BALANCED FUND

Investment Objective

The Archer Balanced Fund (the “Fund”) seeks total return.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.80%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.31%
Fee Waiver and/or expenses reimbursement (2)	-0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.21%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.
(2)	The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 1.20% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2026. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment. The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days’ written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Archer Balanced Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first three years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$123	$395	$699	$1,561

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.69% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective of total return by investing in a diversified portfolio of equity and fixed income securities. Total return is composed of both income and capital appreciation. The advisor uses a top-down approach to evaluate industries and sectors of the economy that are depressed or have fallen out of favor with investors and then seeks quality companies in those industries or sectors that have value in the advisor’s opinion. Within each, the advisor seeks to find companies with solid financial strength and strong management that are selling below their intrinsic value.

As a Balanced Fund, under normal circumstances, the Fund will invest up to 70%, but not less than 25% of its total assets in equity securities. The equity component of the Fund’s portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks, and exchange-traded funds (ETFs) that invest primarily in equity securities. The Fund may also invest in real estate investment trusts (REITs).

Further, under normal circumstances, the Fund will invest at least 30%, but not less than 25% of its total assets in fixed income securities, cash and cash equivalents. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, foreign government bonds, municipal bonds, and zero-coupon bonds, structured notes and similar products, mortgage REIT’s, money market mutual funds and other money market instruments, hybrid certificates of deposit, and investment companies (such as ETFs) that invest primarily in fixed income securities. The fixed income securities in the Fund’s portfolio will primarily have maturities of 5 years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets in junk bonds (determined at the time of purchase).

The Fund may invest in equity or fixed income securities of foreign companies operating in developed countries. Equity securities will be limited to sponsored or unsponsored American Depositary Receipts (ADRs) traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company. The Fund may pursue its investment objective

2

directly or indirectly by investing in ETFs, so long as such investment otherwise conforms to the Fund’s investment policies. In evaluating ETFs, the advisor considers the ETF’s investment strategy, the experience of its sponsor, its performance history, volatility, comparative return and risk data, asset size, and expense ratio.

For cash management purposes, the Fund may also invest in short-term, high quality money market instruments such as short-term obligations of the U.S. Government, its agencies or instrumentalities, bank obligations, commercial paper or money market mutual funds. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities which meet it mainly for the long-term goals. However, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor. Accordingly, the Funds may experience a higher-than-normal portfolio turnover rate.

The Fund may sell holdings that the advisor believes have reduced potential for capital appreciation and/or income, have underperformed the market or their relevant economic sectors, have exceeded their fair market values, have experienced a change in fundamentals or are subject to other factors that may contribute to relative underperformance.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Management Risk. The advisor’s investment strategy may fail to produce the intended results.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

3

Value Risk. The Fund invests in undervalued securities. The market may not agree with the advisor’s determination that a security is undervalued, and the security’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Small and Mid-Size Company Risk. Small and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a micro- or small-cap issuer at an acceptable price, especially in periods of market volatility.

Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates decline, the value of the Fund’s investments may go down. Securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, the issuers of certain types of securities may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

High Yield Securities Risk. To the extent that the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Zero Coupon Bonds. The Fund is required to distribute income accrued with respect to zero coupon bonds to shareholders even where no income is actually received on the bond. From time to time, the Fund may have to liquidate other portfolio securities to satisfy its distribution obligations on such zero-coupon bonds.

Foreign Risks. To the extent that the Fund invests in foreign securities, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations

4

and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Investment Company Securities Risk. When the Fund invests in other investment companies, such as money market mutual funds or ETFs, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the underlying funds). ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund has no control over the risks taken by the underlying funds in which it invests.

Real Estate Risk. To the extent, the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Government Securities Risks.

Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

No Guarantee. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund's shares will not fluctuate.

Hybrid Certificates of Deposit Risk. Unlike a regular CD, a callable CD fluctuates in value. If interest rates go down, the CD gains value; if interest rates go up, the CD loses value. Hybrid CDs typically offer higher interest rates than those available on, and often have longer maturities than, regular CDs.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

5

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk that investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other balanced funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal protected through an insurance feature, the note’s principal will not be protected.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadvisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary, and you could lose money.

6

Performance

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available by calling the Fund toll-free at 1-800-238-7701.

Archer Balanced Fund

Calendar Year return as of December 31, 2023:

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
14.33%
-2.20%
7.51%
13.74%
-6.87%
20.76%
6.18%
17.58%
-11.57%
13.52%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The calendar year-to-date return for the Fund as of September 30, 2024, was 12.94%. During the periods shown, the highest return for a quarter was 10.32% (quarter ended June 30, 2020); and the lowest return was -16.54% (quarter ended March 31, 2020).

7

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

The Balanced Fund
	1 Year	5 Years	10 Years
Return Before Taxes	13.52%	8.64%	6.78%
Return After Taxes on Distributions (1)	12.88%	7.89%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares (1)	7.98%	6.52%	5.10%
Dow Jones Moderate U.S. Portfolio Index (reflects no deductions for fees, expenses, or taxes) (2)	13.71%	8.71%	6.98%
Morningstar Moderate Target Risk Index (3)	13.26%	7.39%	5.72%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.
(3)	The Morningstar Moderate Target Risk Index is a member of the Morningstar Target Risk Series that spans the risk spectrum from conservative to aggressive. The indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison. Morningstar indexes cover a global set of stocks, bonds, and commodities and are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional Fund Title (if applicable)	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since December 2009; and with the Fund’s predecessor, the Archer Balanced Fund since 2005	President
John Rosebrough, CFA	Since November 2010	Senior Vice President

Purchase and Sale of Funds Shares

You may purchase or sell shares of the Funds on any day the Funds are open for business by contacting your financial intermediary or other financial institution, or by contacting the Funds by telephone or by mail as set forth in the table below or by wire transfer. The minimum initial investment in a Fund is $2,500 ($250 for automatic investment plan participants) and minimum subsequent investments are $100.

8

By Mail (or Overnight):	By Wire: 1-800-238-7701
Archer Balanced Fund c/o Mutual Shareholder Services, LLC 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44148

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their website for more information.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Shareholder Information” found on page 88 of this Prospectus.

9

ARCHER INCOME FUND

FUND SUMMARY

Investment Objective

The investment objective of the Archer Income Fund (the “Fund”) is to provide you with current income while secondarily striving for capital appreciation.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 90 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	1.06%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver and/or expenses reimbursement (2)	-0.60%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.98%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.
(2)	The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 0.96% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.96% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2026. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment. The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days’ written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

10

Example:

This Example is intended to help you compare the cost of investing in the Archer Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first three years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$100	$378	$744	$1,773

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.30% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal conditions, at least 50% of the Fund’s total assets will be invested in U.S. government obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations (CMOs), certificates of deposit linked to an index. The securities purchased will be rated BBB or better by either Fitch Ratings (Fitch), or Moody’s Investors Service (Moody’s), or other equivalently rated nationally recognized organization (NRSRO). Further, under normal conditions, up to 20% of the Fund’s total assets will be invested in below investment-grade fixed income securities, commonly referred to as high-yield or “junk” bonds.

The Fund may invest up to 25% of its assets in foreign debt securities denominated in U.S. dollars and foreign currencies. These include foreign fixed income securities issued by corporations and governments and emerging market fixed income securities issued by corporations and governments.

The Fund will invest in fixed income securities through exchange-traded funds (“ETFs”) and mutual funds (collectively, the “Underlying Funds”) that are not affiliated with the Fund or the advisor. The Fund will invest in ETFs as it may be more cost efficient than investing in individual fixed income securities while gaining exposure to a particular sector or index. An ETF is typically a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions, or industries. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the day based on its market price.

When deciding whether to purchase or sell a particular security, the Advisor considers an appraisal of the economy, the relative yields of securities and the investment prospects for issuers. The Advisor also carefully assesses the particular security’s yield-to-maturity, credit quality, liquidity, call risk and current yield.

11

The Fund will invest in a broad range of fixed income instruments without benchmark constraints or significant sector/instrument limitations.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Issuer Risk. Securities held by the Fund may decline in value because of changes in the financial condition of or other events affecting the issuers of these securities.

Asset-Backed Securities Investment Risk. The Fund may run the risk that the impairment of the value of the assets underlying a security in which the Fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Management Risk. The advisor’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the advisor’s or sub-advisor’s judgments will produce the desired results.

Interest Rate Risk. When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Credit Risk. A security’s price may decline due to deterioration in the issuer’s financial condition, or the issuer may fail to repay interest and/or principal in a timely manner. The risk is higher for below investment grade bonds.

12

Call Risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation if it reinvests the proceeds at lower interest rates.

Liquidity Risk. If the Fund invests in illiquid assets, or if asset become illiquid there may be no willing buyer of the securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

ETF Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the underlying funds. The shares of closed-end funds frequently trade at a discount to their net asset value. Accordingly, there can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Mortgage-Backed Securities Risk. Mortgage-backed securities have several risks, including:

- credit and market risks of mortgage-backed securities: the mortgage loans or the guarantees underlying the mortgage-backed securities may default or otherwise fail leading to non-payment of interest and principal.

- prepayment risk of mortgage-backed securities: in times of declining interest rates, the Fund’s higher yielding securities may be prepaid, and the Fund will have to replace them with securities having a lower yield.

- extension risk of mortgage-backed securities: in times of rising interest rates mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

- inverse floater, interest- and principal-only securities risk: these securities are extremely sensitive to changes in interest rates and prepayment rates.

- illiquidity of mortgage markets: the mortgage markets are currently facing additional economic pressures such as the devaluation of the underlying collateral, increased loan underwriting standards which limits the number of real estate purchasers, and excess supply of properties in certain geographic regions, which puts additional downward pressure on the value of real estate in these regions.

Foreign Risk. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Foreign Currency Risk. To the extent the Fund invests in securities or Underlying Funds that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the

13

U.S. or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer’s home country.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and inefficient securities markets.

Junk Bonds Risk. Investments in junk bonds involve a greater risk of default and are subject to a substantially higher degree of credit risk or price changes than other types of debt securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

General Fixed-Income Securities Risk. The market prices of bonds, including those issued by the U.S. government, go up as interest rates fall, and go down as interest rates rise. As a result, the net asset value of the Fund will fluctuate with conditions in the bond markets. In the case of corporate bonds and commercial paper, values may fluctuate as perceptions of credit quality change. In addition, investment grade bonds may be downgraded or default. During periods of declining interest rates, or for other reasons, bonds may be “called,” or redeemed, by the bond issuer prior to the bond’s maturity date, resulting in the Fund receiving payment earlier than expected. This may reduce the Fund’s income if the proceeds are reinvested at a lower interest rate.

Government Securities Risk. Economic, business, or political developments may affect the ability of government sponsored guarantors to repay principal and to make interest payments on the securities in which the Fund invests. In addition, certain of these securities, including those issued or guaranteed by FNMA (Federal National Mortgage Association, or Fannie Mae) and FHLMC (Federal Home Loan Mortgage Corporation, or Freddie Mac), are not backed by the full faith and credit of the U.S. government.

Municipal Securities Risk. Municipal Securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadvisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

14

Performance

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds.

Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available by calling the Fund toll-free at 1-800-238-7701.

Archer Income Fund

Calendar Year returns as of December 31, 2023

8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
5.72%
-0.96%
4.32%
3.14%
0.35%
6.19%
4.29%
1.52%
-6.84%
4.66%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The calendar year-to-date return for the Fund as of September 30, 2024, was 5.12%. During the period shown, the highest return for a quarter was 4.40% (quarter ended June 30, 2020); and the lowest return was -3.91% (quarter ended June 30, 2022).

15

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

The Income Fund
	1 Year	5 Years	10 Years
Return Before Taxes	4.66%	1.85%	2.17%
Return After Taxes on Distributions (1)	3.04%	0.66%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares (1)	2.73%	0.92%	1.12%
Barclay's Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (2)	5.54%	1.10%	1.81%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. The U.S. Aggregate Index was created in 1986.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional Fund Title (if applicable)	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since March 2011	President
John Rosebrough, CFA	Since March 2011	Senior Vice President

Purchase and Sale of Funds Shares

You may purchase or sell shares of the Funds on any day the Funds are open for business by contacting your financial intermediary or other financial institution, or by contacting the Funds by telephone or by mail as set forth in the table below or by wire transfer. The minimum initial investment in a Fund is $2,500 ($250 for automatic investment plan participants) and minimum subsequent investments are $100.

By Mail (or Overnight):	By Wire: 1-800-238-7701
Archer Income Fund c/o Mutual Shareholder Services, LLC 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44148

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains

16

unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their website for more information.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Shareholder Information” found on page 88 of this Prospectus.

17

ARCHER STOCK FUND

FUND SUMMARY

Investment Objective

The investment objective of the Archer Stock Fund (the “Fund”) is capital appreciation.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.89%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver and/or expenses reimbursement (2)	-0.16%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.24%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.
(2)	The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 1.23% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.23% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2026. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment. The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days’ written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Archer Stock Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first three years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

18

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$126	$411	$734	$1,651

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.56% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of common stocks and equity securities which include preferred stock and depository receipts of companies of all sizes. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Advisor employs security selection based on research and analysis of the company’s historical data. In selecting securities to purchase, the Advisor evaluates factors that include, but are not limited to market capitalization, valuation metrics, and earnings and price momentum over time. Portfolio securities may be sold generally upon periodic rebalancing of the Fund’s portfolio. The Advisor considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria.

The Fund will invest up to 30% of its total assets in the securities of foreign issuers, including those in emerging markets, and will invest up to 10% of its total assets in real estate investment trusts (“REITS”) or foreign real estate companies. The Advisor expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with
19

investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid-Cap Risk. Direct investments in individual small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be more dependent upon a relatively small management group.

Foreign Securities Risk. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging or developing countries.

Real Estate Risks. The value of Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while the value of mortgage REITs may be affected by the quality of any credit extended. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Active Trading Risk. Active trading could raise transaction costs (thus lowering return). In addition, active trading could result in increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Equity Risk. Equity securities generally have greater price volatility than fixed income securities.

Management Risk. The advisor’s investment strategy may fail to produce the intended results. The Advisor’s management practices and investment strategies might not work to meet the Fund’s investment objective.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadvisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary, and you could lose money.

20

Performance

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds.

Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available by calling the Fund toll-free at 1-800-238-7701.

Archer Stock Fund

Calendar Year returns as of December 31, 2023

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
10.04%
0.52%
0.87%
19.49%
-11.29%
24.82%
24.21%
23.67%
-20.32%
25.43%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

The calendar year-to-date return for the Fund as of September 30, 2024, was 17.13%. During the period shown, the highest return for a quarter was 21.65% (quarter ended June 30, 2020); and the lowest return was -18.14% (quarter ended December 31, 2018).

21

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

The Stock Fund
	1 Year	5 Years	10 Years
Return Before Taxes	25.43%	13.89%	8.53%
Return After Taxes on Distributions (1)	23.51%	12.89%	7.72%
Return After Taxes on Distributions and Sale of Fund Shares (1)	16.38%	11.04%	6.78%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (2)	26.37%	15.70%	12.03%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional Fund Title (if applicable)	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since March 2011	President
John Rosebrough, CFA	Since March 2011	Senior Vice President

22

Purchase and Sale of Funds Shares

You may purchase or sell shares of the Funds on any day the Funds are open for business by contacting your financial intermediary or other financial institution, or by contacting the Funds by telephone or by mail as set forth in the table below or by wire transfer. The minimum initial investment in a Fund is $2,500 ($250 for automatic investment plan participants) and minimum subsequent investments are $100.

By Mail (or Overnight):	By Wire: 1-800-238-7701
Archer Stock Fund c/o Mutual Shareholder Services, LLC 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44148

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their website for more information.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Shareholder Information” found on page 88 of this Prospectus.

23

ARCHER DIVIDEND GROWTH FUND

FUND SUMMARY

Investment Objective

The Archer Dividend Growth Fund (the “Fund”) seeks to provide income and, as a secondary focus, long-term capital appreciation.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.92%
Acquired Fund Fees and Expenses (1)	0.11%
Total Annual Fund Operating Expenses	1.53%
Fee Waiver and/or expenses reimbursement (2)	-0.44%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.09%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. The fees and expenses reflect estimated acquired fund fees and expenses that the Fund expects to bear in the current fiscal year.
(2)	The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 0.98% of the Fund’s average daily net assets. The contractual agreement is in place through December 31, 2026. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three (3) fiscal years following the fiscal year in which the particular expense was incurred, provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment. The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days' written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Archer Dividend Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first three years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

24

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$111	$395	$748	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.03% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its objective to provide income and, as a secondary focus, long-term capital appreciation, by investing at least 80% of its net assets in equity securities of large-capitalization companies, primarily in dividend-paying equity securities, consisting of common stocks, preferred stocks and shares of beneficial interest of real estate investment trusts ("REITs"). The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. These companies have market capitalizations in the range of $500 million and up. The market capitalization range and composition of the companies in the Fund are subject to change. The Fund invests primarily in common stocks of companies that the investment manager believes have the potential to pay above-average, stable dividends and long-term, above-average earnings growth. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the consumer discretionary, health care, and information technology and technology-related sectors.

The Fund may invest up to 30% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund's objectives, and the Adviser believes the valuation is attractive and industry trends remain favorable. Once the Advisor believes a security does not meet the long-term objectives of the fund, it may sell the securities.

Principal Risks of Investing in the Fund

The Archer Dividend Growth Fund is subject to management risk and the Fund may not achieve its objective if the Advisor’s expectations regarding particular securities or interest rates are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions
25

affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Active Management Risk. Due to its active management, the Fund’s performance could underperform its benchmark index and/or other funds with similar investment objectives.

Market Risk of Equity Securities. By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund's principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund's portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has "preference" over common stock in the payment of distributions and the liquidation of a company's assets, but is subordinated to bonds and other debt instruments. In addition, preferred stockholders generally do not have voting rights with respect to the issuing company.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Real Estate Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with

26

investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities denominated in currencies other than the U.S. dollar.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Sector Emphasis. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer discretionary, health care, and information technology and technology-related sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

27

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadvisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Tax Treatment. There may be a significant change in legislation or policy affecting taxation on dividends, which may affect the performance of the Fund.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary, and you could lose money.

28

Performance

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds.

Remember the Fund’s past performance, before and after taxes, when such is provided is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available by calling the Fund toll-free at 1-800-238-7701.

Archer Dividend Growth Fund

Calendar Year returns as of December 31, 2023

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
9.86%
-5.92%
17.89%
-7.58%
25.41%
0.25%
0.73%
2017
2018
2019
2020
2021
2022
2023

The calendar year-to-date return for the Fund as of September 30, 2024, was 17.24%. During the period shown, the highest return for a quarter was 12.82% (quarter ended December 31, 2022); and the lowest return was -25.73% (quarter ended March 31, 2020).

29

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

The Dividend Growth Fund
	1 Year	5 Years	Since Inception (9/1/2016)
Return Before Taxes	0.73%	6.65%	5.41%
Return After Taxes on Distributions (1)	-0.61%	5.44%	4.20%
Return After Taxes on Distributions and Sale of Fund Shares (1)	0.40%	4.63%	3.66%
Morningstar Dividend Yield Focus Index (reflects no deductions for fees, expenses, or taxes) (2)	1.16%	5.49%	4.57%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S.-domiciled companies that have had strong financial health and an ability to sustain above average dividend payouts. Underlying Index constituents are drawn from the pool of stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities, or The NASDAQ Stock Market.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund under the terms of a Management Services Agreement with the Fund.

Portfolio Managers

Investment Professional	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since September 2016	President of the Advisor
John Rosebrough, CFA	Since September 2016	Senior Vice President

Purchase and Sale of Funds Shares

You may purchase or sell shares of the Funds on any day the Funds are open for business by contacting your financial intermediary or other financial institution, or by contacting the Funds by telephone or by mail as set forth in the table below or by wire transfer. The minimum initial investment in a Fund is $2,500 ($250 for automatic investment plan participants) and minimum subsequent investments are $100.

By Mail (or Overnight):	By Wire: 1-800-238-7701
Archer Dividend Growth Fund c/o Mutual Shareholder Services, LLC 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44148

30

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their website for more information.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Shareholder Information” found on page 88 of this Prospectus.

31

ARCHER FOCUS FUND

FUND SUMMARY

Investment Objective

The Archer Focus Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	1.16%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.67%
Fee Waiver and/or expenses reimbursement (2)	-0.68%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.99%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. The fees and expenses reflect estimated acquired fund fees and expenses that the Fund expects to bear in the current fiscal year.
(2)	The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 0.98% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.98% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2026. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment. The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days’ written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Archer Focus Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first three years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

32

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$101	$390	$776	$1,859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.11% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Archer Focus Fund invests in equity securities, primarily in common stocks of domestic companies and ADRs of foreign companies, that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal conditions, the Fund will normally hold a core position of 50 common stocks, although the number of securities held by the Fund may occasionally exceed this range. In selecting investments for the Fund, the investment adviser uses a “bottom-up” approach to stock selection. This approach to investing refers to a selection process in which the Fund’s investment adviser looks at companies one at a time to determine if a company has a potential for long-term price appreciation.   The Fund may sell securities of a company if the investment adviser determines that the current market price exceeds the value of the company, alternative investments present better potential for capital appreciation, or for other reasons. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments. The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:
33

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Small Capitalization Risk. The Fund’s investments may be in companies that have small or medium market capitalizations and may involve greater risks than are customarily associated with larger, more established companies. These companies tend to be less liquid and have greater price volatility.

Foreign Investment Risk. The Fund may invest without limitation in companies that trade on U.S. exchanges as American Depositary Receipts or on foreign exchanges. Investments in foreign securities are subject to risks of possible adverse political and economic developments abroad. Foreign securities markets may also be less liquid and more volatile than U.S. markets.

Emerging Markets Risk. Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and inefficient securities markets

Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadvisor and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

34

Performance

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds.

Remember the Fund’s past performance, before and after taxes, when such is provided is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available by calling the Fund toll-free at 1-800-238-7701.

Archer Focus Fund

Calendar Year return as of December 31, 2023:

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
10.11%
19.99%
-9.37%
14.14%
2020
2021
2022
2023

The calendar year-to-date return for the Fund as of September 30, 2024, was 20.57%. During the period shown, the highest return for a quarter was 16.70% (quarter ended June 30, 2020); and the lowest return was -21.89% (quarter ended March 31, 2020).

35

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

The Focus Fund
	1 Year	Since Inception (12/30/2019)
Return Before Taxes	14.14%	8.20%
Return After Taxes on Distributions (1)	13.33%	6.48%
Return After Taxes on Distributions and Sale of Fund Shares (1)	8.34%	5.75%
Dow Jones Industrial Average (reflects no deductions for fees, expenses, or taxes) (2)	16.23%	9.54%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional Fund Title (if applicable)	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since the Fund’s inception in 2019	President
John Rosebrough, CFA	Since the Fund’s inception in 2019	Senior Vice President

Purchase and Sale of Funds Shares

You may purchase or sell shares of the Funds on any day the Funds are open for business by contacting your financial intermediary or other financial institution, or by contacting the Funds by telephone or by mail as set forth in the table below or by wire transfer. The minimum initial investment in a Fund is $2,500 ($250 for automatic investment plan participants) and minimum subsequent investments are $100.

By Mail (or Overnight):	By Wire: 1-800-238-7701
Archer Focus Fund c/o Mutual Shareholder Services, LLC 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44148

36

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their website for more information.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Shareholder Information” found on page 88 of this Prospectus.

37

ARCHER MULTI CAP FUND

FUND SUMMARY

Investment Objective

The Archer Multi Cap Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of Investing in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within ninety (90) days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	1.28%
Acquired Fund Fees and Expenses (1)	0.01%
Total Annual Fund Operating Expenses	1.79%
Fee Waiver and/or expenses reimbursement (2)	-0.83%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.96%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. The fees and expenses reflect estimated acquired fund fees and expenses that the Fund expects to bear in the current fiscal year.
(2)	The Advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Acquired Funds Fees and Expenses), do not exceed 0.95% of the Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 0.95% within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2026. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management. The Management Services Agreement shall automatically terminate in the event of its assignment. The Expense Limitation Agreement may only be terminated by the Board of Trustees on sixty (60) days’ written notice to Management or upon the termination of the Management Services Agreement between the Trust and Advisor.

Example:

This Example is intended to help you compare the cost of investing in the Archer Multi Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first three years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$98	$397	$810	$1,964
38

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.42% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Archer Multi-Cap Fund invests in equity securities, primarily common stocks, of US companies and may also invest, from time to time, in exchange traded funds (“ETFs”) that primarily invest in these companies that are selected for their long-term growth potential. The Fund is a “multi-cap” fund in that it may invest in issuers of any market capitalization. Under normal market conditions, the Fund will hold a core position of up to 100 common stocks.  The investment adviser selects portfolio investments based on an individual security fundamental analysis.  Under normal conditions, the Fund will equally weight its portfolio holdings across the capitalization spectrum.

Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments. The Adviser primarily relies on fundamental analysis in selecting portfolio securities for the Fund. A “fundamental analysis” relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements.  The Fund’s investment adviser employs a flexible investment style and seeks to take advantage of opportunities as they arise.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or

39

market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Risk. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.

Small Capitalization Risk. The Fund’s investments may be in companies that have small or medium market capitalizations and may involve greater risks than are customarily associated with larger, more established companies. These companies tend to be less liquid and have greater price volatility.

Exchange Traded Fund Risk. An investment in an exchange traded fund carries security specific risk and market risk. Also, if the sector of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the exchange traded fund may decline.

Key Personnel Risk. If one or more key individuals become unavailable to the investment adviser, including the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any sub-adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before investing in the Fund.

40

Performance

The following bar chart and tables below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years with those of a broad-based market index and a performance average of similar mutual funds.

Remember the Fund’s past performance, before and after taxes, when such is provided is not necessarily an indication of how the Fund will perform in the future.  Updated performance information will be available by calling the Fund toll-free at 1-800-238-7701.

Archer Multi Cap Fund

Calendar Year return as of December 31, 2023:

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
16.00%
16.58%
-20.23%
25.13%
2020
2021
2022
2023

The calendar year-to-date return for the Fund as of September 30, 2024, was 20.18%. During the period shown, the highest return for a quarter was 17.74% (quarter ended June 30, 2020); and the lowest return was -20.82% (quarter ended March 31, 2020).

41

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2023)

The Multi Cap Fund
	1 Year	Since Inception (12/30/2019)
Return Before Taxes	25.13%	7.82%
Return After Taxes on Distributions (1)	24.88%	7.17%
Return After Taxes on Distributions and Sale of Fund Shares (1)	14.87%	5.98%
S&P 400 Mid Cap Index (reflects no deductions for fees, expenses, or taxes) (2)	16.44%	9.46%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Management of the Fund

Archer Investment Corporation serves as the Investment Advisor of the Fund.

Portfolio Managers

Investment Professional Fund Title (if applicable)	Experience with this Fund	Primary Title with Investment Advisor
Troy C. Patton, CPA/ABV	Since the Fund’s inception in 2019	President
John Rosebrough, CFA	Since the Fund’s inception in 2019	Senior Vice President

Purchase and Sale of Funds Shares

You may purchase or sell shares of the Funds on any day the Funds are open for business by contacting your financial intermediary or other financial institution, or by contacting the Funds by telephone or by mail as set forth in the table below or by wire transfer. The minimum initial investment in a Fund is $2,500 ($250 for automatic investment plan participants) and minimum subsequent investments are $100.

By Mail (or Overnight):	By Wire: 1-800-238-7701
Archer Multi Cap Fund c/o Mutual Shareholder Services, LLC 8000 Town Center Drive, Suite 400 Broadview Heights, OH 44148

42

Tax Information

The Fund intends to make distributions to its shareholders on an annual basis to the extent that it has income or gains to distribute. Distributions may be taxed to shareholders as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as 401(k) plans or an individual retirement account. Such tax-deferred arrangements are taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary from the Fund’s assets, or the investment adviser and/or the Fund’s distributor may pay the intermediary out of their own funds and not as an expense of the Fund, for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Consult with your financial intermediary or visit their website for more information.

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please refer to “Shareholder Information” found on page 88 of this Prospectus.

43

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objectives of each Fund, their principal investment strategies, and certain risks of investing in each Fund. This section also provides information regarding each Fund’s disclosure of portfolio holdings.

ARCHER BALANCED FUND

Investment Objective

The Archer Balanced Fund (the “Fund”) seeks total return.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. The advisor uses a top-down approach to evaluate industries and sectors of the economy that are depressed or have fallen out of favor with investors and then seeks quality companies in those industries or sectors that have value in the advisor’s opinion. Within each, the advisor seeks to find companies with solid financial strength and strong management that are selling below their intrinsic value.

As a Balanced fund, under normal circumstances, the Fund will invest up to 70%, but not less than 25% of its total assets in equity securities. The equity component of the Fund’s portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small- and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks, and exchange-traded funds (ETFs) that invest primarily in equity securities. The Fund may also invest in equity real estate investment trusts (REITs).

Further, under normal circumstances, the Fund will invest at least 30%, but not less than 25% of its total assets in fixed income securities, cash and cash equivalents. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, preferred stock, foreign government bonds, municipal bonds, zero-coupon bonds, structured notes and similar products, mortgage REITs, money market mutual funds and other money market instruments, hybrid certificates of deposit, and investment companies (such as ETFs) that invest primarily in fixed income securities. Fixed income securities in the Fund’s portfolio will primarily have maturities of five years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets (determined at the time of purchase) in junk bonds.

Structured notes are debt securities that contain an embedded derivative component that may be linked to a particular security, index (e.g., the S&P 500 Index), currency or interest rate (e.g., a certain prime rate). Rather than paying a straight fixed or floating coupon, the interest payment typically fluctuates based on the

44

value of the linked item, as well as the underlying debt obligation. Certificates of deposit (“CDs”) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually up to one year) at a stated or variable interest rate. The Fund may also invest in a CD that requires a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year. In addition, the Fund may invest in CDs that grant the issuer the right to call the CD, typically after the expiration of a minimum period. This call feature essentially allows the issuer to maintain the interest rate on the CD at below-market rates. When interest rates go down, the issuer has an incentive to call the CD since it can borrow money in the market at lower rates. However, if interest rates rise, the issuer is not obligated to call the CD or raise the applicable interest rate to market levels. These hybrid CDs fluctuate in value (unlike a regular CD). If interest rates go down, a callable CD gains value; if interest rates go up, the CD loses value.

The Fund may invest in equity or fixed income securities of foreign companies operating in developed countries. Equity securities will be limited to sponsored or unsponsored American Depositary Receipts (ADRs) traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company. The Fund may pursue its investment objective directly or indirectly by investing in ETFs, so long as such investment otherwise conforms to the Fund’s investment policies. In evaluating ETFs, the advisor considers the ETF’s investment strategy, the experience of its sponsor, its performance history, volatility, comparative return and risk data, asset size, and expense ratio.

For cash management purposes, the Fund may also invest in short-term, high quality money market instruments such as short-term obligations of the U.S. Government, its agencies or instrumentalities, bank obligations, commercial paper or money market mutual funds. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities mainly for the long-term. However, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor.

Although the Fund will not seek to realize profits by anticipating short-term market movements as it is the advisor’s intent to purchase securities for the long-term, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor. Accordingly, the Fund will likely experience high portfolio turnover which may result in higher transaction costs and which may result in higher taxes when Fund shares are held in a taxable account.

The Fund may sell holdings that the advisor believes have reduced potential for capital appreciation and/or income, have underperformed the market or their relevant economic sectors, have exceeded their fair market values, have experienced a change in fundamentals or are subject to other factors that may contribute to relative underperformance.

45

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Management Risk. The advisor’s investment strategy may fail to produce the intended results.

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

Value Risk. The Fund invests in undervalued securities. The market may not agree with the advisor’s determination that a security is undervalued, and the security’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

Small and Mid-Size Company Risk. Small and mid-size companies involve greater risk of loss and price fluctuation than larger companies. Their securities may also be less liquid and more volatile. As a result, the Fund could have greater difficulty buying or selling a security of a micro- or small-cap issuer at an acceptable price, especially in periods of market volatility.

Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

46

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates decline, the value of the Fund’s investments may go down. Securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, the issuers of certain types of securities may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

High Yield Securities Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Zero Coupon Bonds. The Fund is required to distribute income accrued with respect to zero coupon bonds to shareholders even where no income is actually received on the bond. From time to time, the Fund may have to liquidate other portfolio securities to satisfy its distribution obligations on such zero coupon bonds.

Foreign Risks. To the extent that the Fund invests in foreign securities, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Investment Company Securities Risk. When the Fund invests in other investment companies, such as money market mutual funds or ETFs, it indirectly bears its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivatives by the underlying funds). ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Fund has no control over the risks taken by the underlying funds in which it invests.

Real Estate Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating

47

and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Government Securities Risks.

Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

No Guarantee. The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

Hybrid Certificates of Deposit Risk. Unlike a regular CD, a callable CD fluctuates in value. If interest rates go down, the CD gains value; if interest rates go up, the CD loses value. Hybrid CDs typically offer higher interest rates than those available on, and often have longer maturities than, regular CDs.

Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk that investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other balanced funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal protected through an insurance feature, the note’s principal will not be protected.

Cybersecurity. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or

48

otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary, and you could lose money.

For more information about risks associated with the types of investments that the Fund may purchase, please read the Statement of Additional Information.

Change in Investment Objectives

The Fund’s investment objectives are not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT.  The annual and semi-annual reports when required to be filed are available by contacting Archer Balanced Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or calling (800) 238-7701.

Is the Fund right for you?

The Fund may be suitable for: Long-term investors seeking total return.

49

ARCHER INCOME FUND

Investment Objective

The Archer Income Fund (the “Fund”) seeks to provide you with current income while secondarily striving for capital appreciation.

Principal Investment Strategies of the Fund

Under normal conditions, at least 50% of the Fund’s total assets will be invested in U.S. government obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations (CMOs), certificates of deposit linked to an index. The securities purchased will be rated BBB or better by either Fitch Ratings (Fitch), or Moody’s Investors Service (Moody’s), or other equivalently rated nationally recognized organization (NRSRO). Further, under normal conditions, up to 20% of the Fund’s total assets will be invested in below investment-grade fixed income securities, commonly referred to as high-yield or “junk” bonds.

The Fund will invest up to 25% of its assets in foreign debt securities denominated in U.S. dollars and foreign currencies. These include foreign fixed income securities issued by corporations and governments and emerging market fixed income securities issued by corporations and governments.

The Fund will invest in fixed income securities primarily through exchange-traded funds (“ETFs”) and mutual funds (collectively, the “Underlying Funds”) that are not affiliated with the Fund or the advisor. The Fund will invest in ETFs as it may be more cost efficient than investing in individual fixed income securities while gaining exposure to a particular sector or index. An ETF is typically a registered investment company that seeks to track the performance of a particular market index. These indices include not only broad-market indices, but more specific indices as well, including those relating to particular sectors, markets, regions, or industries. An ETF is traded like a stock on a securities exchange and may be purchased and sold throughout the day based on its market price. The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. The Fund has supervisory procedures in place which ensure compliance of these investment limitations

When deciding whether to purchase or sell a particular security, the Advisor considers an appraisal of the economy, the relative yields of securities and the investment prospects for issuers. The Advisor also, carefully assesses the particular security’s yield-to-maturity, credit quality, liquidity, call risk and current yield.

The Fund will invest in a broad range of fixed income instruments without benchmark constraints or significant sector/instrument limitations.

50

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested in and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

Interest Rate Risk.  When the Fund invests in bonds or in Underlying Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and a decline in the value of the security.

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

New Fund Risk.  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Board of Trustees if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders

Fixed Income Securities Risk.  Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below

Call Risk.  During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.  The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Credit Risk.  Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt.  Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Liquidity Risk.  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features make it more difficult to sell or buy a security at a favorable price or time.  Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance.  Infrequent trading of securities may also lead to an increase in their price volatility.  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

51

Mortgage-Backed Securities Risk.  Mortgage-backed securities are subject to the risks generally associated with fixed income securities listed above.  The risk of prepayment is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates.  Prepayments on mortgage-backed securities are also affected by other factors, such as the volume of home sales.  The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates.  The risk of prepayment may also decrease the value of mortgage-backed securities.  The value of these securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.  Inverse floater, interest-only and principal-only securities are extremely sensitive to changes in interest rates and prepayment rates.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

High-Yield Fixed income Securities Risk.  High-yield fixed income securities or “junk bonds” are fixed income securities rated below investment grade by a NRSRO.  Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default.  Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

U.S. Government and U.S. Agency Obligations Risk.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae,” are supported by the full faith and credit of the U.S. government.  Securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government.  However, the obligations of Fannie Mae and Freddie Mac have been placed into conservatorship until the entities are restored to a solvent financial condition.  Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

Foreign Risk. The Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S.

52

dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. These risks are generally greater in emerging foreign markets than in established foreign markets. As a result, the Fund may be exposed to greater risk and will be more dependent on the advisor’s ability to assess such risk than if the Fund invested solely in more developed countries.

Foreign Currency Risk. To the extent the Fund invests in securities or Underlying Funds that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer's home country.

Underlying Fund Risk. ETFs (and other Underlying Funds) are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities such as stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs may employ leverage, which magnifies the changes in the value of the ETFs. Finally, because the value of ETF shares depends on the demand in the market, the advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

ETFs Risks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Additional risks of investing in ETFs are described below:

ETF Strategy Risk: Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed-income securities, real estate investments, and commodities.

Leverage Risk: The Fund has no control over the risks taken by the underlying ETFs in which it invests. The Fund also may invest in ETFs which seek results that correspond to a specific benchmark or other ETFs that amplify the exposure to a particular index or sector by 2 to 3 times. These types of investments can be a form of leverage and can result in significant losses to the Fund.

Net Asset Value and Market Price Risk: The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

53

Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Cybersecurity - The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Change in Investment Objectives

The Fund’s investment policies are not a fundamental policy, and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ written notice to the shareholder.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT  The annual and semi-annual reports when required to be filed are available by contacting Archer Income Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or calling (800) 238-7701.

Is the Fund right for you?

The Fund may be suitable for:

-       Long-term investors seeking a fund with a value and growth strategy

-       Investors who can tolerate the risks associated with fixed income securities.

54

ARCHER STOCK FUND

Investment Objective

The Archer Stock Fund (the “Fund”) seeks capital appreciation.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest at least 80% of its assets in a portfolio of common stocks and equity securities which include preferred stock and depository receipts of companies of all sizes. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Advisor employs security selection based on research and analysis of the company’s historical data. In selecting securities to purchase, the Advisor evaluates factors that include, but are not limited to: market capitalization, valuation metrics, and earnings and price momentum over time. Portfolio securities may be sold generally upon periodic rebalancing of the Fund’s portfolio. The Advisor considers the same factors it uses in evaluating a security for purchase and generally sells securities when it believes such securities no longer meet its investment criteria.

The Fund will invest up to 30% of its total assets in the securities of foreign issuers, including those in emerging markets, and will invest up to 10% of its total assets in real estate investment trusts (“REITS”) or foreign real estate companies. The Advisor expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Archer Stock Fund are:

Management Risk. The skill of the Advisor will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Fund’s ability to achieve its investment objective depends on the Advisor’s ability to select investments, particularly in volatile stock markets. The Advisor could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters. Neither the Trust nor the Advisor can guarantee that the Fund will achieve its investment objective.

Market Risk. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

REITs and Foreign Real Estate Companies Risk. The Fund may invest up to 10% of its total assets in REITs and foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in commercial real estate properties or real estate related loans. REITs and foreign real estate companies generally

55

derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of the REITs and/or foreign real estate companies value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as a Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

Small, and Medium Sized Company Risk. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent a Fund invests in smaller or medium-sized companies, the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Portfolio Turnover Risk. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Advisor believes either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Advisor considers portfolio changes appropriate.

Risks of Investing In Securities of Foreign Issuers. The Fund may invest a portion of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges,

56

brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Funds may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Funds are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the Advisor to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers.

In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Funds may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Funds also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Funds may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such strategies may be employed before a Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the

57

prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

Cybersecurity. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Change in Investment Objectives

The Fund’s investment policies are not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days written notice to the shareholder.

58

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of the fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT.  The annual and semi-annual reports, when required to be filed are available by contacting Archer Stock Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or calling (800) 238-7701.

Is the Fund right for you?

The Fund may be suitable for:

- Long-term investors seeking a fund with a value strategy

- Investors who can tolerate the risks associated with common stocks

59

ARCHER DIVIDEND GROWTH FUND

Investment Objective

The Archer Dividend Growth Fund (the “Fund”) seeks to provide income and, as a secondary focus, long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund's investment objective, shareholders will be given 60 days' advance notice.

Principal Investment Strategies of the Fund

The Fund's primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information ("SAI"). For a copy of the SAI please call toll free at 1-800-238-7701 or visit the Fund's website at www.thearcherfunds.com.

Under normal market conditions, the Fund seeks to achieve its objective to provide income and, as a secondary focus, long-term capital appreciation, by investing at least 80% of its net assets in equity securities of large-capitalization companies, primarily in dividend-paying equity securities, consisting of common stocks, preferred stocks and shares of beneficial interest of real estate investment trusts ("REITs"). The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. These companies have market capitalizations in the range of $500 million and up. The market capitalization range and composition of the companies in the Fund are subject to change. The Fund invests primarily in common stocks of companies that the investment manager believes have the potential to pay above-average, stable dividends and long-term, above-average earnings growth. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the consumer discretionary, health care, and information technology and technology-related sectors.

The Fund may invest up to 30% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund's objectives, and the Adviser believes the valuation is attractive and industry trends remain favorable. Once the Advisor believes a security does not meet the long-term objectives of the fund, it may sell the securities.

Principal Risks of Investing in the Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices;

60

expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Active Management Risk. Due to its active management, the Fund’s performance could underperform its benchmark index and/or other funds with similar investment objectives.

Market Risk of Equity Securities. By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund's principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund's portfolio. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited. Preferred stock typically has "preference" over common stock in the payment of distributions and the liquidation of a company's assets, but is subordinated to bonds and other debt instruments. In addition, preferred stock holders generally do not have voting rights with respect to the issuing company.

Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses

61

within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities denominated in currencies other than the U.S. dollar.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Dividend Tax Treatment. There may be a significant change in legislation or policy affecting taxation on dividends, which may affect the performance of the Fund.

Portfolio Turnover Risk. The Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long the Fund has owned that security. Buying and selling securities generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, the Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of the Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect the Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return.

Set forth below is more information about certain of the principal risks that apply to the Funds:

Market Risk – The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. Additionally, the prices of securities in which a Fund invests are affected by the economy. The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Real Estate Investment Trust (“REIT”) Risk – Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest

62

in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to legislative or regulatory changes, adverse market conditions and increased competition. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Qualification as a REIT under the Code in any particular year involves a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as REITs will qualify as REITs. If an entity that intends to qualify as a REIT were to fail to qualify, it would be subject to a corporate level tax, it would not be entitled to a deduction for dividends paid to its shareholders and any distributions by the entity of long-term capital gains would not be treated as long-term capital gains by the entity’s shareholders. If the Fund were to invest in such an entity, the entity’s failure to qualify could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero, which will increase the gain or decrease the loss recognized by the Fund on a disposition of the REIT investment. To the extent return-of-capital distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain in an amount equal to that excess.

Sector Emphasis – The Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Cybersecurity - The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses;

63

interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT.  The annual and semi-annual reports when required to be filed are available by contacting Archer Dividend Growth Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Ste 400, Broadview Heights, OH 44147 or calling (800) 238-7701.

Is the Fund right for you?

The Fund may be suitable for: Long-term investors seeking income.

64

ARCHER FOCUS FUND

The Archer Focus Fund (the “Fund”) investment objective is to seek long-term growth of capital.  The Fund’s investment objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund’s Adviser, are most likely to be important in trying to achieve the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund’s Board of Trustees may change the Fund’s investment objective or non-fundamental principal investment strategies without shareholder approval. The Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies of the Fund

•	Under normal conditions the Fund will invest in a core group of 50 common stocks selected for their long-term growth potential. The number of securities held by the Fund may occasionally exceed this range such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
•	The common stocks held for investment are selected without regard to a company’s market capitalization, so the Fund’s investments may be in companies that have small, medium or large market capitalizations.
•	Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would, had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.

The Principal Investment Selection Process

In selecting investments for the Fund, the Adviser uses a “bottom-up” approach to stock selection. This approach to investing refers to a selection process in which the Fund’s Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity. In selecting investments for the Fund, the Adviser focuses on industry leaders with dominant franchises and strong growth prospects. The Adviser also looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; barriers to entry (including patents and other intellectual property rights); product development; sustainable revenue and earnings growth; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, increasing profit margins, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; experienced, motivated, and creative management.

65

The core investments of the Fund generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio may include securities of young, relatively small companies that are not yet broadly known, securities with more aggressive growth characteristics, and securities of companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The Adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, to take advantage of more attractive investment opportunities, or for other reasons.

The Adviser may also implement fundamental security analysis of individual companies which have been identified through the “bottom up” approach. As part of its fundamental research, the Adviser may rely upon specific sources of information including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements, as well as direct interviews with company management. The Adviser may also review traditional financial data such as price-sales and earnings ratios, return on assets and equity, gross and net margins, inventory turns, book value, and debt-equity ratios. The Adviser may, from time to time, employ dividend and cash flow discounting models to determine the company’s intrinsic value which it then compares to the company’s current share price.

Other Investment Strategies

General. The Fund invests in equity securities, primarily in common stocks and similar securities, including preferred stocks and warrants.

Special Situations. The Fund may invest in special situations. A special situation arises when the Adviser believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include significant changes in a company’s allocation of its existing capital, a restructuring of assets, a redirection of free cash flows, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event or a difference in market supply and demand for the security. The Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not attract the expected attention.

The Principal Risks of Investing in The Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices;

66

expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Market Risks. Domestic and foreign economic growth and market conditions, interest rate levels, credit conditions, volatility, and political events are among the many macro-economic factors affecting the securities and markets in which the Fund invests. There is a risk that the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. At times, the Fund also may not perform as well as benchmark indices or peer funds. The Fund does not represent complete investment program. Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before you invest in the Fund.

Equity Securities Risk. The Fund invests primarily in common stocks. As a result, the Fund and its shareholders bear the risks associated with common stock investing. These risks include, without limitation, the risk that the Adviser may select investment sectors, industries, or individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management, the demand for its products or services, the sector or industry it operates in, or other company-specific or broader market factors. The Fund invests primarily in the securities of companies that are selected for their long-term growth potential. The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Fund from realizing the potential value anticipated by the Adviser when it selected the company’s securities for the Fund’s portfolio.

Overall stock market risks may affect the value of the Fund. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than stock markets in general.

Growth Securities Risk. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the Adviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. If growth stocks are out of favor, sectors that are larger in a growth index (such as the NASDAQ 100 Index) may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.

67

Industry Risk. Industry risk is the possibility that stocks within the same industry will decline in price due to industry-specific market or economic developments. To the extent that the Fund concentrates its investments in any one industry or group of industries, the Fund is subject to the risk that companies in that industry are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. Because of the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products or services offered by these companies will not meet expectations or even reach the marketplace.

Small Capitalization Risk. The Fund’s investments in securities issued by small and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

Foreign Securities Risk. Investments in foreign securities may be riskier than U.S. investments because of factors such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, foreign governmental control of some issuers, potential confiscatory taxation or nationalization of companies by foreign governments, withholding taxes, a lack of adequate company information, less liquid and more volatile exchanges and/or markets, ineffective or detrimental government regulation, varying accounting standards, political or economic factors that may severely limit business activities, and legal systems or market practices that may permit inequitable treatment of minority and/or non-domestic investors. Investments in foreign securities may involve these and other significant risks such as immature economic structures and less developed and more thinly-traded securities markets. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Key Personnel Risk. If one or more key individuals become unavailable to the Adviser and, in particular, the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio securities at times when markets are not favorable. If there were changes in key personnel, there might be changes in the manner in which the investment objectives and policies of the Fund as set forth in this prospectus are implemented.

Special Situations Investments. The Fund’s performance may be materially affected, positively or negatively, by its participation in other types of investments, including initial public offerings and other syndicated offerings of common stock or other equity or debt securities. These types of investments may have a magnified impact on the Fund’s performance, especially if the Fund’s assets are small. The impact on the Fund’s performance from these types of investments would generally be expected to diminish as the Fund’s assets grow. Whether the Fund participates in these types of investments is dependent on a variety of factors, and there can be no assurance that the Fund will participate in them.

68

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary, and you could lose money.

69

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT.  The annual and semi-annual reports when required to be filed are available by contacting Archer Focus Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or calling (800) 238-7701.

70

ARCHER MULTI CAP FUND

The Archer Multi Cap Fund (the “Fund”) investment objective is to seek long-term growth of capital. The Fund’s investment objective and principal investment strategies, and the main risks of investing in the Fund, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in this section. These are the strategies that, in the opinion of the Fund’s Adviser, are most likely to be important in trying to achieve the Fund’s investment objective. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund’s Board of Trustees may change the Fund’s investment objective or non-fundamental principal investment strategies without shareholder approval. The Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies of the Fund

•	Under normal conditions the Fund will invest in a core group of 100 common stocks selected for their long-term growth potential. The number of securities held by the Fund may occasionally exceed this range such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
•	The common stocks held for investment are selected with regard to a company’s market capitalization, so the Fund’s investments may be in companies that have small, medium or large market capitalizations.
•	Under adverse market conditions, when investment opportunities are limited, or in the event of exceptional redemption requests, the Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would, had it remained more fully invested in common stocks. As a result, the Fund may not achieve its investment objective.

The Principal Investment Selection Process

In selecting investments for the Fund, the Adviser focuses on industry leaders in each capitalization category with strong growth prospects. The Advisor will begin it selection by analyzing the entire universe of stocks for suitability of investment by the Fund. Thereafter, the Advisor will eliminate all stocks that do not trade on a major exchange. The Adviser also looks for individual companies or securities that are expected to offer earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; barriers to entry (including patents and other intellectual property rights); product development; sustainable revenue and earnings growth; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, increasing profit margins, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; experienced, motivated, and creative management.

The core investments of the Fund generally may include established companies and securities that are expected to offer long-term growth potential. However, the Fund’s portfolio may include securities of young, relatively

71

small companies that are not yet broadly known, securities with more aggressive growth characteristics, and securities of companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

The Adviser may reduce or sell the Fund’s investments in portfolio securities if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to the Adviser’s estimates of future earnings and cash flow growth, to take advantage of more attractive investment opportunities, or for other reasons.

General. The Fund invests in equity securities, primarily in common stocks and similar securities, including exchange traded funds, preferred stocks, warrants.

Portfolio Turnover. In general, the Fund intends to purchase securities for long-term investment. The Fund will, however, sell any particular security and reinvest proceeds when it is deemed prudent by the Fund’s Adviser, regardless of the length of the holding period. Short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund’s investments, and the investment style of the Adviser. Changes are normally made in the Fund’s portfolio whenever the Adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

Exchange Traded Funds. While the Fund expects to invest primarily in equity securities, the Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are index funds that hold securities and attempt to replicate the performance of a stock market index. ETFs can also be constructed to track a basket of stocks, which allow investors to benefit from the ownership of securities in a particular sector, industry or group. One of the primary benefits of ETFs are that they can be bought and sold at current market prices at any time during the trading day. The Fund may invest in ETFs for a variety of reasons such as, without limitation, to gain diversified exposure to investments in particular sectors, industries, or countries and lessen the Fund’s exposure to any single stock, for exposure to other asset classes, for frequent trading to take advantage of anticipated changes in market conditions or to invest in the direction of short-term market movements, for tactical asset allocation strategies or to rebalance portfolio allocations, to help manage risk or seeking to enhance returns of the portfolio through the use of inverse and leveraged ETFs, to manage cash, or for liquidity purposes. Although some ETFs may produce dividends, interest, or other income, current income is not a consideration when selecting an ETF as an investment.

72

The Principal Risks of Investing in The Fund

Investors in the Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, or global political, social, or economic instability; and currency, interest rate and commodity price fluctuations. The common stock and other equity type securities purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in emerging markets. Investments in securities issued by entities domiciled in the United States may also be subject to many of these risks.

You may lose money by investing in the Fund. The Fund’s performance could be hurt by:

Market Risk. Domestic and foreign economic growth and market conditions, interest rate levels, credit conditions, volatility, and political events are among the many macro-economic factors affecting the securities and markets in which the Fund invests. There is a risk that the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. At times, the Fund also may not perform as well as benchmark indices or peer funds. The Fund does not represent complete investment program. Your investment in the Fund is not guaranteed by any agency or program of the U.S. government or by any other person or entity, and you could lose money investing in the Fund. You should consider your own investment goals, time horizon and risk tolerance before you invest in the Fund.

Equity Securities Risk. The Fund invests primarily in common stocks. As a result, the Fund and its shareholders bear the risks associated with common stock investing. These risks include, without limitation, the risk that the Adviser may select investment sectors, industries, or individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies and stock markets may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management, the demand for its products or services, the sector or industry it operates in, or other company-specific or broader market factors. The Fund invests primarily in the securities of companies that are selected for their long-term growth potential. The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Fund from realizing the potential value anticipated by the Adviser when it selected the company’s securities for the Fund’s portfolio.

73

Overall stock market risks may affect the value of the Fund. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than stock markets in general.

Growth Securities Risk. The Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the Adviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. If growth stocks are out of favor, sectors that are larger in a growth index (such as the NASDAQ 100 Index) may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.

Small Capitalization Risk. The Fund’s investments in securities issued by small and mid-sized companies, which tend to be smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, while small and mid-sized companies may realize more substantial growth than larger or more established issuers, they may also suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small and mid-sized companies tend to be more volatile and somewhat speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger companies, which could have a significant adverse effect on the Fund’s returns, especially as market conditions change.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Exchange Traded Fund Risk. The Fund may invest a portion of its assets in ETFs. To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the ETFs in which it invests. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund will also incur brokerage costs when it purchases ETFs. Investments in certain ETFs also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the ETFs does not meet certain requirements.

Correlation risk is the risk that the performance of an ETF may not completely replicate the performance of the underlying index or basket of stocks. A number of factors may affect an ETF’s ability to achieve a high degree of correlation with its benchmark, including fees, expenses, transaction costs, disruptions or illiquidity in the markets for the securities or financial instruments in which the ETF invests, among other things. There can be no guarantee that an ETF will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Key Personnel Risk. If one or more key individuals become unavailable to the Adviser and, in particular, the Fund’s portfolio manager, who is important to the management of the Fund’s assets, the Fund could suffer material adverse effects, including substantial share redemptions that could require the Fund to sell portfolio

74

securities at times when markets are not favorable. If there were changes in key personnel, there might be changes in the manner in which the investment objectives and policies of the Fund as set forth in this prospectus are implemented.

Other Risks. The Fund’s performance may be materially affected, positively or negatively, by its participation in other types of investments, including initial public offerings and other syndicated offerings of common stock or other equity or debt securities. These types of investments may have a magnified impact on the Fund’s performance, especially if the Fund’s assets are small. The impact on the Fund’s performance from these types of investments would generally be expected to diminish as the Fund’s assets grow. Whether the Fund participates in these types of investments is dependent on a variety of factors, and there can be no assurance that the Fund will participate in them.  Further, the Fund may invest in special situations. A special situation arises when the Adviser believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include significant changes in a company’s allocation of its existing capital, a restructuring of assets, a redirection of free cash flows, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event or a difference in market supply and demand for the security. The Fund’s performance could suffer if the anticipated development in a “special situation” investment does not occur or does not attract the expected attention.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary, and you could lose money.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or

75

pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.  Currently, the Fund’s portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-PORT.  The annual and semi-annual reports when required to be filed are available by contacting Archer Multi Cap Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or calling (800) 238-7701.

76

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

The Advisor

Archer Investment Corporation, 11711 North College Avenue #200, Carmel, IN 46032, serves as the advisor to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund and the Archer Multi Cap Fund pursuant to the terms of a Management Services Agreement with the Funds. The advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The advisor sets each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The Advisor was established in August 2005 in order to manage the Archer Balanced Fund, a separately stated series of the Archer Investment Series Trust. Troy C. Patton, one of the Funds’ portfolio managers, is the controlling shareholder of the Advisor.

Each of the Archer Funds is authorized to pay the Advisor a management fee equal to 0.50% of the Fund’s average daily net assets, respectively. The Advisor has contractually agreed to waive and/or reimburse its management fee and/or certain of the Fund’s operating expenses, in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), to 1.20% of the Archer Balanced Fund’s average daily net assets, to 1.23% of the Archer Stock Fund’s average daily net assets, to 0.96% of the Archer Income Fund’s average daily net assets, to 0.98% of the Archer Dividend Growth Fund, to 0.98% of the Archer Focus Fund’s average net assets, and to 0.95% of the Archer Multi Cap Fund’s average daily net assets. Pursuant to the Expense Limitation Agreement, if the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to the Agreement that had the effect of reducing Fund Operating Expenses to 1.20% with respect to the Archer Balanced Fund, 1.23% with respect to the Archer Stock Fund, 0.96% with respect to the Archer Income Fund, 0.98% with respect to the Archer Dividend Growth Fund, 0.98% with respect to the Archer Focus Fund and 0.95% with respect to the Archer Multi Cap Fund, within the most recent three years prior to recoupment shall be repaid to the Adviser by the Fund; provided, however, that such recoupment will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. The contractual agreement is in place through December 31, 2026. The Management Services Agreement may, on sixty (60) days’ written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by Management.

The Funds’ Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Funds’ shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.   A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with Archer will be available in the Funds’ Annual Report for the fiscal period ending August 31, 2024.

If you invest in the Funds through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting

77

and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time-to-time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Portfolio Managers

Messrs. Troy Patton and John Rosebrough have day-to-day responsibility for managing the Funds’ portfolios. The investment decisions for the Funds typically are made jointly by Mr. Patton and Mr. Rosebrough, although Mr. Patton has ultimate decision-making authority.

Troy C. Patton.  As its founder and owner, Mr. Patton has been the Managing Director and Chief Investment Officer of the Archer Investment Corporation, the Advisor of each of the Archer Investment Series Trust portfolios since September 2005. In that capacity, Mr. Patton directs the Funds’ day-to-day operations.  Mr. Patton also serves as the founder and owner of Patton & Associates, LLC.  Patton & Associates affiliates with CPA firms across the country and offers business valuation services to their clients.  Mr. Patton as an ABV, Accredited in Business Valuation, values companies generally under $200 million in value.  Prior to founding the advisor, Mr. Patton was the founder and president of Frontier Financial Holdings, Inc., an integrated financial services company offering investment services.  Frontier managed investment portfolios, lending services, business consulting services, and traditional CPA services through an affiliated entity.

John W. Rosebrough, CFA  Mr. Rosebrough joined the advisor in July 2010.  Prior to joining the advisor, Mr. Rosebrough managed investment portfolios for high-net-worth individuals at Biechele Royce Advisors.  From 2005-2009 Mr. Rosebrough served as a Portfolio Manager and Investment Analyst for Wallington Asset Management where he was a member of the Investment Committee responsible for the selection of equity and fixed income investments, was the co-manager of firm's fixed income model and served as the firm's Chief Compliance Officer.  Mr. Rosebrough was a Senior Fixed Income Specialist with Schwab Capital Markets Fixed Income & Specialized Products Group from 1999-2005 and was a financial advisor with National City Investments from 1995-1999. Mr. Rosebrough graduated from Indiana University in 1995 with a degree in economics and obtained the Chartered Financial Analyst (CFA) designation in 2001.

The Statement of Additional Information provides additional information about the Investment Professionals’ compensation, other accounts managed by the Investment Professionals and the Investment Professionals’ investments in the Funds.

78

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

79

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The price at which you purchase shares is based on the next calculation of net asset value (“NAV”) after an order is received, subject to the order being accepted by the Fund through its transfer agent, Mutual Shareholder Services LLC, authorized persons or designees, in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on the day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding directly or through its transfer agent Mutual Shareholder Services, LLC.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market which has closed before 4:00 p.m. Eastern time but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Funds’ advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than investments in other types of securities. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security. Notwithstanding the good faith determination of a particular value of a security or securities through the implementation of the Funds’ fair value policies and procedures prescribed by the Board of Trustees, the ultimate price may differ resulting in an undervaluation or overvaluation of the Funds’ NAV. The NAV for Funds investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

How to Buy Shares

Shares of the Fund are available exclusively to U.S. citizens. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies the person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to

80

close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in the Funds’ shares is $2,500 ($250 for systematic investment plan participants) and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. The Funds may waive or lower investment minimums for investors who invest in the Funds through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Funds, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and
•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:	Overnight:

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, or Archer Multi Cap Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, or Archer Multi Cap Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By Wire - You may also purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Mutual Shareholder Services at (800) 238-7701 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Mutual Shareholders Services, LLC, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Funds. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

81

Additional Investments:

You may purchase additional shares of the Funds at any time (subject to minimum investment requirements) by mail, wire or automatic investment. The additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	check made payable to the Fund

Checks should be sent to the Funds at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Mutual Shareholder Services at (800) 238-7701 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Mutual Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds. The Funds and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which mean that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

82

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Funds are deemed to have received a purchase or sale order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter.

How to Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Funds’ securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.  The Funds typically expect that it will take up to seven (7) days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemptions payment methods will be used in regular and stressed market conditions. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Funds’ net asset value, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Funds’ net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, or Archer Multi Cap Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, or Archer Multi Cap Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Your request for redemption must include your letter of instruction, including the Funds’ name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Funds receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp. For joint accounts, both signatures must be guaranteed. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Mutual Shareholder Services at (800) 238-7701 if you have questions. At the discretion of the Funds or their transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

83

By Telephone - You may redeem any part of your account in the Funds (up to $25,000) by calling Mutual Shareholder Services at (800) 238-7701 You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. Telephone redemption requests are subject to the signature guarantee requirements set forth in the previous paragraph. The Funds, their transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or their transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for redemption please call Mutual Shareholder Services at (800) 238-7701. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if the Funds incur bank charges because you direct the Funds to re-issue a redemption check.

Redemption proceeds sent by check by the Funds and not cashed within 180 days will be reinvested in the Funds at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Funds.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Funds on 30 days’ written notice if the value of your shares in the Funds is less than $2,000 due to redemptions, or such other minimum amount as the Funds may determine from time to time. You may increase the value of your shares in the Funds to the minimum amount within the 30-day period. All shares of the Funds are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Funds. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Funds with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Funds Policy on Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees has adopted a redemption

84

policy to discourage short term traders and/or market timers from investing in the Fund. As to each Archer Fund a one percent 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within ninety (90) calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Funds use a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the Funds through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Funds attempt to deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Funds’ efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Funds. Consequently, the Funds may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Funds will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Funds are required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Funds’ request, information regarding the intermediary’s customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Funds reserve the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Funds or their shareholders, or if the Funds think that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

The Distributor

Arbor Court Capital, LLC (the “Distributor”), located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 serves as the principal underwriter of the Funds’ shares. The Distributor is a broker-dealer and acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Distribution (12b-1) Plan

The Funds do not have a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 at this time.

85

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds.  Such payments and compensation are in addition to service fees paid by the Funds, if any.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Dividends, Distributions and Taxes

Dividends and Distributions. The Funds typically distribute to their shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Funds unless you request cash distributions on your application or through a written request. The Funds expect that their distributions will consist primarily of net realized capital gains. The Funds declare and pay dividends at least annually.

Taxes. Net investment income distributed by the Funds generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Funds will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Funds sell their capital assets for a profit. Capital gains are taxed differently depending on how long the Funds have held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Funds distribute an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Funds automatically will be invested in additional shares of the Funds. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Funds will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to reinvestment of all dividends and other distributions in additional Fund shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions checks are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Funds which are not cashed within 180 days will be reinvested in the Funds at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Funds.

86

You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law:

Types of Transaction	Tax Status
Qualified dividend income	Generally maximum 20% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinarily income rate
Net long-term capital gain distributions	Generally maximum 20% on non-corporate taxpayers
Sale of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 20% on non-corporate taxpayers
Sale of shares (including redemptions) owned for less than one year	Gains are generally taxed at the same rate as ordinary income; losses are subject to special rules

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Funds and gains from the sale of shares, including redemptions.

As described generally above, designated dividends paid by the Funds to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 20% to the extent such dividends are attributable to qualified dividend income from the Funds’ investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Funds has ordinary income from investments in debt securities, for example, such as interest income, dividends paid by the Funds and attributable to that income will not qualify for the reduced tax rate.

If shares of the Funds are purchased within 30 days before or after redeeming other shares of the Funds at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Funds do not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

87

FINANCIAL HIGHLIGHTS

ARCHER BALANCED FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is also available upon request.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

88

ARCHER INCOME FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is also available upon request.

Years Ended				
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020
Net Asset Value, at Beginning of Year	$ 17.57	$ 17.99	$ 19.76	$ 19.51	$ 19.47
Income (Loss) From Investment Operations:					
Net Investment Income *	0.70	0.62	0.47	0.51	0.51
Net Gain (Loss) on Securities (Realized and Unrealized)	0.55	(0.45)	(1.77)	0.26	0.05
Total from Investment Operations	1.25	0.17	(1.30)	0.77	0.56
Distributions:					
Net Investment Income	(0.71)	(0.59)	(0.47)	(0.52)	(0.52)
Total from Distributions	(0.71)	(0.59)	(0.47)	(0.52)	(0.52)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 18.11	$ 17.57	$ 17.99	$ 19.76	$ 19.51
Total Return ***	7.25%	0.99%	(6.66)%	3.97%	2.93%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 19,626	$ 17,074	$ 9,431	$ 11,309	$ 11,715
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.56%	1.66%	1.83%	1.73%	1.71%
Ratio of Net Investment Income to Average Net Assets	3.32%	2.81%	1.60%	1.84%	1.91%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of Net Investment Income to Average Net Assets	3.92%	3.52%	2.47%	2.61%	2.67%
Portfolio Turnover	23.30%	16.24%	14.52%	29.76%	20.48%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

89

ARCHER STOCK FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is also available upon request.

Years Ended				
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020
Net Asset Value, at Beginning of Year	$ 64.44	$ 57.11	$ 71.62	$ 54.69	$ 45.90
Income (Loss) From Investment Operations:					
Net Investment Income (Loss) *	0.08	0.08	(0.09)	(0.15)	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	15.46	8.89	(11.58)	17.09	11.03
Total from Investment Operations	15.54	8.97	(11.67)	16.94	11.13
Distributions:					
Net Investment Income	(0.04)	(0.05)	-	(0.01)	(0.15)
Realized Gains	(4.29)	(1.59)	(2.84)	-	(2.19)
Total from Distributions	(4.33)	(1.64)	(2.84)	(0.01)	(2.34)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 75.65	$ 64.44	$ 57.11	$ 71.62	$ 54.69
Total Return ***	25.24%	16.17%	(17.09)%	30.97%	24.99%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 25,227	$ 20,893	$ 22,117	$ 27,990	$ 21,889
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.39%	1.44%	1.38%	1.38%	1.46%
Ratio of Net Investment Loss to Average Net Assets	(0.04)%	(0.07)%	(0.29)%	(0.40)%	(0.02)%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	0.14%	(0.14)%	(0.24)%	0.22%
Portfolio Turnover	8.56%	6.58%	8.04%	14.90%	22.05%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

90

ARCHER DIVIDEND GROWTH FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is also available upon request.

Years Ended				
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020
Net Asset Value, at Beginning of Year	$ 23.28	$ 24.13	$ 24.02	$ 18.99	$ 21.36
Income (Loss) From Investment Operations:					
Net Investment Income *	0.73	0.75	0.58	0.53	0.69
Net Gain (Loss) on Securities (Realized and Unrealized)	3.69	(0.89)	0.03	5.02	(2.35)
Total from Investment Operations	4.42	(0.14)	0.61	5.55	(1.66)
Distributions:					
Net Investment Income	(0.74)	(0.71)	(0.50)	(0.52)	(0.71)
Total from Distributions	(0.74)	(0.71)	(0.50)	(0.52)	(0.71)
Proceeds from Redemption Fees **	-	-	-	-	-
Net Asset Value, at End of Year	$ 26.96	$ 23.28	$ 24.13	$ 24.02	$ 18.99
Total Return ***	19.39%	(0.59)%	2.51%	29.56%	(7.87)%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 23,518	$ 19,361	$ 24,545	$ 23,596	$ 17,504
Before Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	1.42%	1.43%	1.38%	1.44%	1.49%
Ratio of Net Investment Income to Average Net Assets	2.59%	2.71%	1.94%	2.02%	2.90%
After Waivers and Reimbursements					
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	3.03%	3.15%	2.34%	2.47%	3.40%
Portfolio Turnover	14.03%	10.37%	18.05%	25.30%	37.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

91

ARCHER FOCUS FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is also available upon request.

Years Ended				Period Ended	
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020	+
Net Asset Value, at Beginning of Period/Year	$ 21.81	$ 21.51	$ 25.41	$ 20.67	$ 20.00	
Income (Loss) From Investment Operations:						
Net Investment Income *	0.37	0.44	0.34	0.15	0.12	
Net Gain (Loss) on Securities (Realized and Unrealized)	5.13	1.23	(1.82)	4.69	0.65	
Total from Investment Operations	5.50	1.67	(1.48)	4.84	0.77	
Distributions:						
Net Investment Income	(0.20)	(0.40)	(0.29)	(0.10)	(0.10)	
Realized Gains	-	(0.97)	(2.13)	-	-	
Total from Distributions	(0.20)	(1.37)	(2.42)	(0.10)	(0.10)	
Proceeds from Redemption Fees **	-	-	-	-	-	
Net Asset Value, at End of Period/Year	$ 27.11	$ 21.81	$ 21.51	$ 25.41	$ 20.67	
Total Return ***	25.42%	8.25%	(6.67)%	23.46%	3.96%	(b)
Ratios/Supplemental Data:						
Net Assets at End of Period/Year (Thousands)	$ 11,155	$ 9,028	$ 3,438	$ 3,691	$ 1,964	
Before Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	1.66%	1.77%	2.61%	3.28%	4.68%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.89%	1.24%	(0.17)%	(1.51)%	(2.46)%	(a)
After Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	1.12%	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	1.56%	2.03%	1.45%	0.64%	1.01%	(a)
Portfolio Turnover	89.11%	69.27%	64.39%	120.30%	56.25%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

92

ARCHER MULTI CAP FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Sanville & Company, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is also available upon request.

Years Ended			Period Ended		
	8/31/2024	8/31/2023	8/31/2022	8/31/2021	8/31/2020	*
Net Asset Value, at Beginning of Period/Year	$ 11.42	$ 10.97	$ 13.50	$ 10.32	$ 10.00	
Income (Loss) From Investment Operations:						
Net Investment Income (Loss) *	0.03	0.05	(0.02)	(0.03)	0.04	
Net Gain (Loss) on Securities (Realized and Unrealized)	3.10	1.13	(2.29)	3.23	0.31	
Total from Investment Operations	3.13	1.18	(2.31)	3.20	0.35	
Distributions:						
Net Investment Income	(0.03)	(0.04)	- **	(0.02)	(0.03)	
Realized Gains	-	(0.69)	(0.22)	-	-	
Total from Distributions	(0.03)	(0.73)	(0.22)	(0.02)	(0.03)	
Proceeds from Redemption Fees **	-	-	-	-	-	
Net Asset Value, at End of Period/Year	$ 14.52	$ 11.42	$ 10.97	$ 13.50	$ 10.32	
Total Return ***	27.46%	11.75%	(17.42)%	31.07%	3.55%	(b)
Ratios/Supplemental Data:						
Net Assets at End of Period/Year (Thousands)	$ 7,826	$ 5,743	$ 4,262	$ 4,856	$ 2,274	
Before Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	1.78%	1.88%	1.98%	2.39%	3.05%	(a)
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.46)%	(1.16)%	(1.70)%	(1.51)%	(a)
After Waivers and Reimbursements						
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%	(a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.25%	0.47%	(0.13)%	(0.26)%	0.58%	(a)
Portfolio Turnover	57.42%	52.08%	62.50%	39.02%	39.09%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

93

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

 Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

 Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

94

HOW TO GET MORE INFORMATION

Additional information about the Funds’ investments is available in the:

 Statement of Additional Information (“SAI”) which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.

 Annual and Semi-Annual Reports to shareholders which describe the Funds’ performance and list its portfolio securities. They also include a letter from Funds’ management describing the Funds’ investment strategies that significantly affected the Funds’ performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

You may obtain free copies of the Funds’ SAI or Funds’ Annual and/or Semi-Annual reports, or other information about the Funds or your account or other shareholder inquiries, by calling 1-800-238-7701. Also, copies of the foregoing may be obtained at the Funds’ Internet website found at www.thearcherfunds.com. When a Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for its SAI, its Annual Report, or its Semi-Annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

•	sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov

•	visiting the EDGAR Database on the SEC’s Internet website - http://www.sec.gov

The Fund’s 1940 Act File Number with the SEC is: 811-22356.

ARCHER INVESTMENT SERIES TRUST

ARCHER BALANCED FUND – Ticker Symbol – ARCHX

ARCHER INCOME FUND – Ticker Symbol - ARINX

ARCHER STOCK FUND – Ticker Symbol – ARSKX

ARCHER DIVIDEND GROWTH FUND – Ticker Symbol – ARDGX

ARCHER FOCUS FUND – Ticker Symbol – AFOCX

ARCHER MULTI CAP FUND – Ticker Symbol – ALSMX

STATEMENT OF ADDITIONAL INFORMATION

Dated: December 27, 2024

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund and the Archer Multi Cap Fund dated December 27, 2024. A free copy of the Prospectus or Annual/Semi-Annual Report, when available, can be obtained by writing to the transfer agent at Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44148, or by calling Mutual Shareholder Services, LLC at 1-800-494-2755.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND FUNDS	1
ADDITIONAL INFORMATION ABOUT FUNDS INVESTMENT PRACTICES	2
INVESTMENT LIMITATIONS	20
INVESTMENT ADVISOR	22
ABOUT THE PORTFOLIO MANAGER	24
MANAGEMENT AGREEMENT APPROVAL	27
TRUSTEES AND OFFICERS	27
BOARD LEADERSHIP STRUCTURE	27
TRUSTEE QUALIFICATIONS	30
TRUSTEE OWNERSHIP OF FUND SHARES	30
BOARD COMMITTEES	31
COMPENSATION OF THE BOARD OF TRUSTEES	32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
ARCHER FOCUS FUND	35
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM	35
PORTFOLIO TURNOVER	36
PORTFOLIO TRANSACTIONS AND BROKERAGE	36
POTENTIAL CONFLICTS OF INTEREST	37
CODE OF ETHICS	38
DISCLOSURE OF PORTFOLIO HOLDINGS	38
PROXY VOTING POLICY	40
DETERMINATION OF NET ASSET VALUE	41
REDEMPTION IN-KIND	42
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS	42
CUSTODIAN	61
FUND SERVICES	61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
COMPLIANCE SERVICES	63
LEGAL COUNSEL	63
DISTRIBUTOR	64
FINANCIAL STATEMENTS	65

DESCRIPTION OF THE TRUST AND FUNDS

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Trust currently consists of six (6) funds: the Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), the Archer Focus Fund (the “Focus Fund”), and the Archer Multi Cap Fund (the “Multi Cap Fund”).

The investment objective of the Balanced Fund is total return. Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010. Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust. The Balanced Fund is a diversified open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002. The Balanced Fund originally commenced investment operations on September 27, 2005.

The Archer Income Fund and the Archer Stock Fund each commenced investment operations on March 11, 2011, as diversified open-end series. The investment objective of the Income Fund is primarily income generation while secondarily striving for capital appreciation. The investment objective of the Stock Fund is capital appreciation.

The Archer Dividend Growth Fund is a diversified open-end series, management investment which commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation.

The Archer Focus Fund is an open-end, diversified series which commenced operations on December 31, 2019. The investment objective of the Focus Fund is to seek long-term growth of capital.

The Archer Multi Cap Fund is an open-end, diversified series which commenced operations on December 31, 2019. The investment objective of the Multi Cap Fund is to seek long-term growth of capital.

The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).

The share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Funds’ transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being

1

liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, the shareholder is entitled to one vote for the whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUNDS INVESTMENT PRACTICES

The Trust’s prospectus describes the investment objective and policies of the Funds.  The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.

A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a

2

specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

B. Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least Baa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

D. Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

3

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over the counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

E. Investment Company Securities. Each Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may also include investments in money market mutual funds in connection with a Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks

4

(typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

F. Real Estate Investment Trusts and Foreign Real Estate Companies. Each Fund may invest in equity Real Estate Investment Trusts (“REITs”) pursuant of its investment objective, in accordance with the limitations established under the 1940 Act. Equity REITs pool investors’ funds for investment primarily in commercial real estate properties. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Equity REITs generally derive their income from rents on the underlying properties and their value is impacted by changes in the value of the underlying property owned by the trusts. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. REITs are dependent upon specialized management skills, may not be diversified (which may increase the volatility of the REIT’s value) and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In addition, the Funds indirectly will bear their proportionate share of any expenses paid by REITs in which they invest.

Each Fund may invest in foreign real estate companies pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. Investing in foreign real estate companies makes the Funds susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees, which are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the Funds invest in foreign real estate companies.

G. Fixed Income Securities. The Funds may invest in investment grade fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. Government securities, mortgage-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The Advisor considers fixed income securities investment grade quality if they are rated at the time of purchase Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality. Investment grade municipal securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

1. Corporate Debt Securities. The Funds may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term

5

(usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

2.       High Yield Debt Securities (“Junk Bonds”). The Funds may invest up to 5% of its assets (at the time of purchase) in securities that are rated below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Funds defaulted, the Funds could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds’ net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds will have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Funds’ assets. If the Funds experience unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Funds’ expenses can be spread and possibly reducing the Funds’ rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Funds’ ability to accurately value high yield securities and the Funds’ assets and on the Funds’ ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Funds report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Funds do not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Funds may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Funds’ assets and may thereby increase its expense ratio and decrease its rate of return.

6

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Funds (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Funds can meet redemption requests.

3.       Convertible Securities. The Funds may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares or the common shares of another company, or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

4.        U.S. Government Securities. U.S. Government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

5.        Mortgage-Backed Securities and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”).  Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” or by private issuers, generally

7

originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.  Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA.  The U.S. Government also took steps to provide additional financial support to FNMA and FHLMC.  No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities.  Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.  As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Mortgage-backed securities available for reinvestment by the Funds are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.  Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Mortgage-backed

8

securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO.  Multiple class mortgage- and asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing selective credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities.  IO and PO mortgage-backed securities may be illiquid.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Funds may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Funds.

If the Funds purchase mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Funds as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Funds as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

6.       Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. The Funds will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Funds may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero-coupon bond’s purchase price and its face value.

9

              Zero coupon bonds may be issued by municipalities, including states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam). The income from municipal securities typically is exempt from regular federal income tax and alternative minimum tax. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. Government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Funds are required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Funds could be required at times to liquidate other investments in order to satisfy its dividend requirements.

H. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

1. Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, the Funds may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

10

2. Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3. Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

I. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government (“U.S. Government Obligations”). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Funds) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). The repurchase price exceeds the sale price, reflecting the Funds’ return on the transaction. This return is unrelated to the interest rate on the underlying security. Any repurchase transaction in which the Funds engage will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

The Trust’s custodian will take possession of the Funds’ securities subject to repurchase agreements. The Advisor or custodian will monitor the value of the underlying security the day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

J. Foreign Securities. The Funds may invest in foreign securities directly, or indirectly through depository receipts. Investment in securities of foreign issuers (whether directly or through depository receipts) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Funds’ share price. Certain foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Where securities of

11

foreign companies are denominated in foreign currencies, exchange rate fluctuations may reduce or eliminate gains or create losses.

K. Emerging Markets Securities. The Funds, or underlying funds in which they invest, may invest in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Funds to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

L. Options, Futures and Other Derivatives Risks.  General.  The Funds may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Funds’ position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Derivative Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Funds’ ability to use Derivative Instruments will be limited by tax considerations.  Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Funds, the Funds are not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Funds’ Advisor may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques.  These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed.  The Advisor may utilize these opportunities to the extent that they are consistent with the Funds’; investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

12

1.       Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(A)       Successful use of most Derivative Instruments depends upon the Advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction.  The Advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(B)       Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(C)       As described below, the Funds might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Funds were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Funds’ ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Funds.

(D)       Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Funds on options transactions.

2.       Cover.  Transactions using Derivative Instruments, other than purchased options, expose the Funds to an obligation to another party.  The Funds will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, Huntington National Bank (the “Custodian”), or another approved custodian, in the prescribed amount as determined daily.

13

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

3.       Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Funds have the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Funds become obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Funds have the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Funds become obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Funds may effectively terminate their right or obligation under an option by entering into a closing transaction. For example, the Funds may terminate their obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Funds to realize profits or limit losses on an option position prior to its exercise or expiration.

4. Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Funds and their counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Funds purchase an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

The Funds’ ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Funds will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In

14

the event of insolvency of the counter-party, the Funds might be unable to close out an OTC option position at any time prior to its expiration.

If the Funds were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Funds could cause material losses because the Funds would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

5. Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The governing Boards of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Advisor are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Funds may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Funds write a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Funds an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for the point of such difference.  When the Funds buy a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Funds buy a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Funds’ exercise of the put, to deliver to the Funds an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Funds writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Funds to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

6.       Risks of Options on Indices.  If the Funds have purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Funds will

15

be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

7.       OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Funds great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

8.       Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Funds write an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Funds write a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Funds purchase an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Funds realize a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Funds’ loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds’ obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Funds purchase or sell a futures contract or

16

writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Funds were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Funds would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Funds would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

10.       Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

11.       Combined Positions.  The Funds may purchase and write options in combination with the other.  For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

12.       Rule 18f-4

17

In addition, the regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, effective August 19, 2022 (the Compliance Date), Rule 18f-4 under the Investment Company Act of 1940 (the Derivatives Rule) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by register ed funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, the fund will not engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.

The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that the fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.

The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act of 1940. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.

M. Rights and Warrants. Each Fund may invest in rights and warrants pursuant to its investment strategies. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.

Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

18

N.        When Issued Securities and Forward Commitments. The Focus Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. Government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

O.       Special Situations. The Funds may invest in special situations. A special situation arises when the Adviser believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include significant changes in a company’s allocation of its existing capital, a restructuring of assets, a redirection of free cash flows, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event or a difference in market supply and demand for the security. The Funds’ performance could suffer if the anticipated development in a “special situation” investment does not occur or does not attract the expected attention.

P.        Cybersecurity.  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund’s service providers, financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of each Fund present at a meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of each

19

Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Funds’ total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Funds, provided that the Funds’ engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Funds will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

20

       8. Diversification. As to the each of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund and Archer Multi-cap Fund with respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph #1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3. Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Advisor of each of the Archer Funds is the Archer Investment Corporation. Archer Investment Corporation has also been the investment Advisor of the Archer Balanced Fund and its Predecessor Fund since the inception of that fund on September 27, 2005.  The Funds’ primary portfolio manager, Troy Patton, is the principal shareholder of the Advisor who has served as the primary portfolio manager of the Archer Balanced Fund and its Predecessor Fund since its inception in 2005.

21

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Funds’ investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of each Fund, respectively. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s total operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed, 1.20% of its average daily net assets as to the Archer Balanced Fund, 0.96% of its average daily net assets as to the Archer Income Fund, 1.23% of its average daily net assets as to the Archer Stock Fund, 0.98% of its daily net assets as to the Archer Dividend Growth Fund, 0.98% of its average daily net assets as to the Archer Focus Fund, and 0.95% of its daily net assets as to the Archer Multi Cap Fund. The contractual agreement is in effect through December 31, 2026. The waiver or reimbursement by the advisor is subject to repayment by each Fund within the three (3) fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the current year’s expense ratio is less than the prior year contractual expense cap that was in place when such prior year expenses were waived.

22

The following table describes the advisory fees paid to the Advisor by the Archer Balanced Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2022	$242,441	$47,506	$194,935
August 31, 2023	$218,581	$48,353	$170,228
August 31, 2024	$232,807	$46,577	$186,230

The following table describes the advisory fees paid to the Advisor by the Archer Income Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2022	$50,543	$88,259	($37,716)
August 31, 2023	$63,794	$90,296	($26,502)
August 31, 2024	$86,372	$103,936	($17,564)

The following table describes the advisory fees paid to the Advisor by the Archer Stock Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2022	$125,992	$37,281	$88,711
August 31, 2023	$104,422	$43,793	$60,629
August 31, 2024	$113,197	$35,533	$77,664

The following table describes the advisory fees paid to the Advisor by the Archer Dividend Growth Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2022	$123,436	$98,432	$25,004
August 31, 2023	$111,946	$99,666	$12,280
August 31, 2024	$101,542	$89,355	$12,187

23

The following table describes the advisory fees paid to the Advisor by the Archer Focus Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2022	$18,468	$60,070	($41,602)
August 31, 2023	$30,249	$48,117	($17,868)
August 31, 2024	$48,963	$66,247	($17,284)

The following table describes the advisory fees paid to the Advisor by the Archer Multi Cap Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2022	$22,882	$46,990	($24,108)
August 31, 2023	$25,966	$48,165	($22,199)
August 31, 2024	$33,245	$54,996	($21,751)

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services may be lower than to those shareholders who do not. The Fund may from time-to-time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Messrs. Troy C. Patton and John Rosebrough have day-to-day responsibility for managing the Funds’ portfolio. The investment decisions for the Funds typically are made jointly by Mr. Patton and Mr. Rosebrough, although Mr. Patton has ultimate decision-making authority with respect to such decisions.

Troy C. Patton, Managing Director of the Advisor, serves as the portfolio manager of the Funds and has primary responsibility for making investment decisions for the Funds (“Portfolio Manager”). As of August 31, 2024, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Funds:

24

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Troy C. Patton	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 68	0 N/A $25 million	0 N/A N/A	N/A N/A N/A

Mr. Patton is entitled to receive a share of the net profits, if any, of the Advisor’s operations, as determined from time to time by the Advisor. As of August 31, 2024, Mr. Patton beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Troy C. Patton

Archer Balanced Fund $500,001-$1,000,000

Archer Income Fund $50,001-$100,000

Archer Stock Fund $500,001-$1,000,000

Archer Dividend Growth Fund $100,001-$500,000

Archer Focus Fund $100,001-$500,000

Archer Multi Cap Fund $500,001-$1,000,000

As of August 31, 2024, Mr. Rosebrough, is jointly responsible for the Funds’ portfolio management, was also responsible for the management of the following types of accounts.

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
John Rosebrough	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 138	N/A N/A $51 million	N/A N/A N/A	N/A N/A N/A

25

Mr. Rosebrough is entitled to receive a share of the net profits, if any, of the Advisor’s operations, as determined from time to time by the Advisor. As of August 31, 2024, Mr. Rosebrough the Portfolio Managers beneficially owned shares of the Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
John Rosebrough

Archer Balanced Fund $500,001- $1,000,000

Archer Income Fund $100,001- $500,000

Archer Stock Fund $500,001- $1,000,000

Archer Dividend Growth Fund $100,001- $500,000

Archer Focus Fund $100,001- $500,000

Archer Multi Cap Fund None

As set forth above, Portfolio Managers provides investment advisory and other services to clients other than the Funds. In addition, the Portfolio Managers may carry out investment activities for their own account(s) and/or the accounts of immediate family members. The Funds have no interest in these activities. As a result of the foregoing, the Portfolio Managers are engaged in activities other than on behalf of the Funds. Conflicts may arise as a result of the Portfolio Managers’ differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Funds, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Funds.

There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Funds’ assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Funds, or purchase or sell an investment for the Funds and do not purchase or sell the same investment for the other accounts.

It is generally the Advisor’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Funds and other accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Funds and other clients of the Advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and reduce commissions in order to benefit the Funds and other client accounts. In the event that the Advisor wants to purchase or sell the same security for the Funds and multiple client accounts on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis. To the extent that the Funds and another of the Advisor’s clients seek to acquire the same security at the same time, the Funds may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Funds may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. Pursuant to the Code of Ethics adopted by the of the Trust and the Advisor, the Portfolio Managers are prohibited from effecting transactions for their personal accounts which are contrary to recommendations being made to the Funds. In addition, the Portfolio Managers are prohibited from competing with the Fund in connection with such transactions.

26

MANAGEMENT AGREEMENT APPROVAL

A discussion regarding the basis for approval by the Board of Trustees of the Trust’s Management Agreement with the Adviser is available in the Fund’s annual report for the period ended August 31, 2024.

TRUSTEES AND OFFICERS

The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of three (3) individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Ohio in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

BOARD LEADERSHIP STRUCTURE

The Trust is a series trust comprised of individual series, or mutual funds, managed by unaffiliated investment Advisors.  The Board of Trustees is comprised of two (2) Independent Trustees: Mr. Donald Orzeske and Mr. David Miller and one Interested Trustee, Mr. Troy C. Patton.  The Trust’s Chairman, Mr. Orzeske, is a disinterested person.

The Board of Trustees has established three standing committees – the Audit Committee, the Fair Value Committee, and the Nominating and Governance Committee.  All Independent Trustees are members of the Audit Committee, Fair Value Committee, and the Nominating and Governance Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating and Governance Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating and Governance Committee select and nominate all candidates for Independent Trustee positions.  The Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications” below.  The Board of Trustees reviews its leadership structure regularly.  The Board of Trustees believes that its leadership structure is appropriate given the characteristics and circumstances of the Trust, including:  the unaffiliated nature of the investment Advisor and the fund(s) managed by such Advisor; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of the of the Trust’s underlying funds.

The Board of Trustee’s role is one of oversight rather than day-to-day management of any of the Trust’s underlying funds.  The Trust’s Audit Committee assists with this oversight function.  The Board of Trustee’s oversight extends to the Trust’s risk management processes.  Those processes are overseen by Trust officers,

27

including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

The Investment Advisor managing the Trust’s underlying fund report to the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s underlying fund.  The investment Advisor reports to the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s underlying funds.

The Board of Trustees has appointed Brandon Pokersnik, the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings.  In addition, the CCO presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures.  The CCO, together with the Trust’s Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its underlying funds during Board of Trustee meetings.  The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  The CCO and/or other officers of the Trust report to the Board of Trustees, including the independent board members, which members are also members of the Audit and Compliance Committee, if any material risk issues arise in between Board meetings. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Trustees
David Miller 11711 North College Avenue, #200, Carmel, IN 46032 (DOB – 08/04/47)	Trustee	Indefinite Term; Since January 2010	General Securities Corp. – President; 1982-Present	Six (6)	None
Donald G. Orzeske, Esq. 50 East 91st Street, Suite 104 Indianapolis, IN 46240 (DOB – 5/18/55)	Trustee	Indefinite Term; Since January 2010	ORZESKE - BLACKWELL, P.C. - Attorney at Law – Shareholder - 2000-Present	Six (6)	None

* The Trust currently consists of six (6) series.

The following table provides information regarding the Trustee who is an “interested person” of the Trust, and the officers of the Trust.

28

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Trustee and Officers
Troy Patton 11711 North College Avenue, #200, Carmel, IN 46032 DOB: 4/10/1969	President & Trustee	Indefinite Term; since January 2010	Archer Investment Corporation, Inc. – President. (July 2005 – Present) Patton and Associates, LLC – Managing Partner. (January 2005 – Present)	Six (6)	None
Charles R. Ropka, Esq. 215 Fries Mill Road, Turnersville, NJ 08012 DOB: 10/21/1963	Secretary	Indefinite Term; since September 2010	Attorney, Ropka Law, LLC, since 2008	N/A	N/A
Brandon Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 DOB: 1978	Chief Compliance Officer	Indefinite Term; since November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012	N/A	N/A
Umberto Anastasi 8000 Town Centre Drive, Ste. 400, Broadview Heights, OH 44147 DOB: 9/27/1974	Treasurer	Indefinite Term; since September 2010 to present	From 1999 to present, Vice President, Mutual Shareholder Services, LLC	N/A	N/A

* The Trust currently consists of six (6) series.

29

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that the individual identified above is qualified to serve as a Trustee of the Trust.

Mr. Orzeske is an attorney admitted to practice law in the State of Indiana. Mr. Orzeske, among other areas of legal practice, is an experienced civil litigator with experience in corporate matters. His legal and business experience provides the Board with insight into the corporate industry and their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Mr. Miller has significant professional experience in the financial industry and in particular, operating a broker-dealer which has provided him with tremendous insight into the corporate governance and financial aspects of the securities industry.

Messrs. Orzeske and Miller possess an understanding of accounting principles and financial statements as well as the internal controls and procedures for financial reporting. They have experience in preparing analyzing and evaluating financial statements and are therefore qualified to handle the breadth and complexity of issues that can reasonably expected to be raised by the Fund’s financial statements.

Trustee Ownership of Fund Shares

(1)	(2)		(3)
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Troy C. Patton	Archer Balanced Fund Archer Income Fund Archer Stock Fund Archer Dividend Growth Fund Archer Focus Fund Archer Multi Cap Fund	$100,001-$500,000 $50,001-$100,000 $100,001-$500,000 $50,001-$100,000 $100,001-$500,000 $500,001-$1,000,000	$500,001-$1,000,000
David Miller	Archer Balanced Fund Archer Income Fund Archer Stock Fund Archer Dividend Growth Fund Archer Focus Fund Archer Multi Cap Fund	None None None None None None	None
Donald Orzeske	Archer Balanced Fund Archer Income Fund Archer Stock Fund Archer Dividend Growth Fund Archer Focus Fund Archer Multi Cap Fund	None None None None None None	None

30

Board Committees

Audit Committee.  Messrs. Miller and Orzeske serve on the Board’s Audit Committee.  The Board’s Audit Committee is a standing independent committee with a separate chair.  Mr. Miller serves as chair of the Audit Committee. The primary function of the Audit Committee, which also serves as the Trust’s Legal Compliance Committee, is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Committee met four (4) times throughout the fiscal year ended August 31, 2024.

Nominating and Governance Committee.  The Trust has a Nominating and Governance Committee, which is comprised of the independent members of the Board of Trustees, Mr. Orzeske and Mr. Miller.  The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustees and governing the duties and responsibilities of the Board and meets only as necessary.

The Nominating and Governance Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating and Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating and Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.   The Committee did not meet during the fiscal year ending August 31, 2024.

Fair Value Committee.  The Trust has a Fair Value Committee.  The Fair Value Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Fair Value Committee is currently comprised of Mr. Orzeske and Mr. Miller, each a Trustee of the Trust.  The Fair Value Committee meets as necessary when a price for a portfolio security is not readily available.   The Committee did not meet during the fiscal year ending August 31, 2024.

31

Compensation of the Board of Trustees

Set forth below is the annual compensation paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis for the fiscal year ended August 31, 2024. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex[1] Paid to Directors
David Miller, Trustee	$8,000.00	$0	$0	$8,000.00
Donald G. Orzeske, Trustee	$8,000.00	$0	$0	$8,000.00
Interested Trustees and Officers	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Troy C. Patton, Trustee	$0	$0	$0	$0

1 The Trust currently consists of six (6) series.

The following officers and trustees own greater than 1% of the securities of the Archer Funds as indicated.

ARCHER BALANCED FUND

Name and Address	% Ownership	Type of Ownership
Troy C. Patton, CPA/ABV, Trustee	1%	Individual and Joint

ARCHER STOCK FUND

Name and Address	% Ownership	Type of Ownership
Troy C. Patton, CPA/ABV, Trustee	1%	Individual and Joint

ARCHER INCOME FUND

Name and Address	% Ownership	Type of Ownership
Troy C. Patton, CPA/ABV, Trustee	1%	Individual and Joint

ARCHER DIVIDEND GROWTH FUND

Name and Address	% Ownership	Type of Ownership
Troy C. Patton, CPA/ABV, Trustee	1%	Individual and Joint

ARCHER FOCUS FUND

Name and Address	% Ownership	Type of Ownership
Troy C. Patton, CPA/ABV, Trustee	2%	Individual and Joint

32

ARCHER MULTI CAP FUND

Name and Address	% Ownership	Type of Ownership
Troy C. Patton, CPA/ABV, Trustee	6%	Individual and Joint

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor.

As of December 11, 2024, the following shareholders were considered to be principal shareholders of the Fund:

ARCHER BALANCED FUND

Name and Address	% Ownership	Type of Ownership
FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, IL 63103	0%[1]	Beneficial
NFS, LLC 200 LIBERTY STREET NEW YORK, NY 10281	17.9[1]	Beneficial
WELLS FARGO CLEARING SERVICES, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	58.5%[1]	Beneficial

1To the Fund’s knowledge, no underlying shareholder is a control person (as defined above).

ARCHER INCOME FUND

Name and Address	% Ownership	Type of Ownership
FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, IL 63103	0%[1]	Beneficial
NFS, LLC 200 LIBERTY STREET NEW YORK, NY 10281	27.5%[1]	Beneficial
33

WELLS FARGO CLEARING SERVICES, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	65.2%[1]	Beneficial

1To the Fund’s knowledge, no underlying shareholder is a control person (as defined above).

ARCHER STOCK FUND

Name and Address	% Ownership	Type of Ownership
FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, IL 63103	0%[1]	Beneficial
NFS, LLC 200 LIBERTY STREET NEW YORK, NY 10281	15.5%[1]	Beneficial
MG TRUST COMPANY 717 17TH STREET, STE 1300 DENVER, CO 80202	5.7%[1]	Beneficial
WELLS FARGO CLEARING SERVICES, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	65.5%[1]	Beneficial

1 To the Fund’s knowledge, no underlying shareholder is a control person (as defined above).

ARCHER DIVIDEND GROWTH FUND

Name and Address	% Ownership	Type of Ownership
FIRST CLEARING, LLC 2801 MARKET STREET SAINT LOUIS, IL 63103	0%[1]	Beneficial
NFS, LLC 200 LIBERTY STREET NEW YORK, NY 10281	24.3%[1]	Beneficial
WELLS FARGO CLEARING SERVICES, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	71.9%[1]	Beneficial

1To the Fund’s knowledge, no underlying shareholder is a control person (as defined above).

34

ARCHER FOCUS FUND

Name and Address	% Ownership	Type of Ownership
NFS, LLC 200 LIBERTY STREET NEW YORK, NY 10281	27.8%[1]	Beneficial
WELLS FARGO CLEARING SERVICES, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	68.2%[1]	Beneficial

1To the Fund’s knowledge, no underlying shareholder is a control person (as defined above).

ARCHER MULTI CAP FUND

Name and Address	% Ownership	Type of Ownership
WELLS FARGO CLEARING SERVICES, LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	96.3%[1]	Beneficial

1To the Fund’s knowledge, only two underlying shareholders at Wells Fargo Clearing Services, LLC is a principal shareholder having a beneficial ownership of more than 5%, but less than 10%, of the portfolio (as defined above).

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Mutual Shareholders Services, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Funds, the Funds’ transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Funds to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Funds. The Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity.

35

These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of the Funds, or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Funds is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average of the portfolio, excluding from both the numerator and the denominator securities with the maturities at the time of acquisition of one year or less. The Funds may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Each Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. In placing portfolio transactions (including with the Advisor’s affiliates), the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds.

Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an

36

underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

-	With respect to securities transactions for the Funds, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Funds.

-	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

-	Although the portfolio manager generally does not trade securities in their own personal account, the Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

To the extent, the Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures adopted will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Trust, the Advisor and the Funds’ Distributor have adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1(c) of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisors Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds.

37

You may obtain a copy of the Codes from the Trust, the Advisor or the Distributor, free of charge, by calling Mutual Shareholder Services, LLC at 1-800-494-2755. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Pursuant to policies adopted by the Board, the Advisor is authorized to release Fund portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third-party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Fund portfolio holdings also may be disclosed, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds. In these instances, portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Funds’ top portfolio holdings available on their websites and may make the Funds’ complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Funds also may post their complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. The Funds’ website is at www.thearcherfunds.com. If the Funds’ website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

38

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Funds’ portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings. Finally, the Funds will not disclose portfolio holdings as described above to third parties that the Funds know will use the information for personal securities transactions.

The following table describes the brokerage commissions paid by the Archer Balanced Fund for the fiscal periods indicated.

Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024
$99	$33	$107

The following table describes the brokerage commissions paid by the Archer Income Fund for the fiscal periods indicated.

Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024
$10	$0	$8

The following table describes the brokerage commissions paid by the Archer Stock Fund for the fiscal periods indicated.

Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024
$198	$247	$158

The following table describes the brokerage commissions paid by the Archer Dividend Growth Fund for the fiscal periods indicated.

Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024
$218	$251	$150

The following table describes the brokerage commissions paid by the Archer Focus Fund for the fiscal periods indicated.

Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024
$386	$1,030	$284

39

The following table describes the brokerage commissions paid by the Archer Multi Cap Fund for the fiscal periods indicated.

Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2024
$594	$599	$573

PROXY VOTING POLICY

The Trust and the Funds’ Advisor have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees.

The Advisor’s policy provides that the Advisor generally will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. The Advisor will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, the Advisor will determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Advisor’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Funds arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Funds’ vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Mutual Shareholder Services, LLC at 1-800-494-2755 or by writing to Mutual Shareholder Services, LLC, the Fund’s transfer agent, at 11711 North College Avenue, #200, Carmel IN 46032, Attn: Archer Investment Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three (3) days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

40

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Funds is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. Investments in foreign securities and junk bonds are more likely to trigger fair valuation than other securities. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The Trust’s fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Funds’ net asset value per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Funds outstanding at such time, as shown below:

Net Assets = Net Asset Value Per Share

Shares Outstanding

41

An example of how the Balanced Fund calculated its net asset value per share as of the last day of its last fiscal period is as follows:

$41,621,434 = $13.96

2,980,580

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Funds’ net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, the Funds have the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Funds’ net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.

All dividends and distributions will be automatically reinvested in additional shares of the same Funds (hereinafter, the Funds) unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another Archer Fund, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

The Funds calculate income dividends and capital gain distributions the same way for each Fund. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the Funds.

Tax Matters

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Matters” section is based on the Internal Revenue Code (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

42

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. Each Archer Fund has elected and intends to qualify (or, if newly organized, intends to elect and qualify) each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If a Fund qualifies, a Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

• Distribution Requirement—a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

• Income Requirement—a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

• Asset Diversification Test—a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (IRS) with respect to such type of investment may adversely affect a Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset

43

Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Funds’ allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Funds may be liable for federal income and/or excise tax.

If for any taxable year the Funds do not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Funds’ current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Funds’ income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Funds will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Funds may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Funds’ after-tax performance. See “Taxation of Fund Distributions—Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See “Foreign Shareholders—U.S. withholding tax at the source” below.

Capital loss carryovers. The capital losses of the Funds, if any, do not flow through to shareholders. Rather, the Funds may use their capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Funds have a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Funds’ net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Funds’ next taxable year, and the excess (if any) of the Funds’ net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Funds that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Funds in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Funds. An ownership change

44

generally results when shareholders owning 5% or more of the Funds increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Funds’ ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Funds’ shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Funds’ control, there can be no assurance that the Funds will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Funds may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Funds’ taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see “Taxation of Fund Distributions—Capital gain dividends” below).

A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (post-October capital losses), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains. The Funds may retain or distribute to shareholders their net capital gain for each taxable year. The Funds currently intend to distribute net capital gains. If the Funds elect to retain its net capital gain, the Funds will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Funds elect to retain its net capital gain, it is expected that the Funds also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Funds on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Funds must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of

45

capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The Funds may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Funds’ taxable year. Also, the Funds will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Funds may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Funds from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Funds. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Funds will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Funds may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Funds not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Funds on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. Under certain circumstances, the Funds may elect to pass-through foreign taxes paid by the Funds to shareholders, although it reserves the right not to do so. If the Funds make such an election and obtains a refund of foreign taxes paid by the Funds in a prior year, the Funds may be eligible to reduce the amount of foreign taxes reported by the Funds to their shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Funds anticipate distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Funds will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Funds (or of another Fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Funds receive income generally in the form of dividends and/or interest on its investments. The Funds may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. The Funds also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

46

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Funds will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Funds to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Because the income of the Funds primarily is derived from investments earning interest rather than dividend income, generally none of the Funds’ income dividends will be qualified dividend income eligible for taxation at capital gain rates.

Corporate dividends received deduction. Because the income of the Funds primarily is derived from investments earning interest rather than dividend income, generally none of the Funds’ income dividends will be eligible for the corporate dividends-received deduction.

Return of capital distributions. Distributions by the Funds that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Funds overestimate the income to be received from certain investments.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Funds’ net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Funds may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Tax credit bonds. If the Funds hold, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Funds may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Funds. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A

47

shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Funds are eligible to pass-through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Funds. Income on investments by the Funds in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Funds) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Funds in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value. When required to report cost basis, the Funds will calculate it using the Funds’ default method of average cost, unless you instruct the Funds to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares

48

in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by Archer, which you may elect to apply to covered shares, include:

•	First-In, First-Out—shares acquired first in the account are the first shares depleted.
•	Last-In, First-Out—shares acquired last in the account are the first shares depleted.
•	High Cost—shares acquired with the highest cost per share are the first shares depleted.

•	Low Cost—shares acquired with the lowest cost per share are the first shares depleted.
•	Loss/Gain Utilization—depletes shares with losses before gains, consistent with the objective of minimizing taxes. For shares that yield a loss, shares owned one year or less (short-term) will be depleted ahead of shares owned more than one year (long-term). For gains, long-term shares will be depleted ahead of short-term gains.
•	Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If insufficient shares are identified at the time of disposition, then a secondary default method of first-in, first-out will be applied.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds of your elected cost basis method, the default method of average cost will be applied to your covered shares upon redemption. The cost basis for covered shares will be calculated separately from any shares for which cost basis information is not known by the Funds (noncovered shares) you may own. You may change or revoke the use of the average cost method and revert to another cost basis method if you notify the Funds by the date of the first sale, exchange, or other disposition of your covered shares. In addition, you may change to another cost basis method at any time by notifying the Funds, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, Archer first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. Shareholders that use the average cost method for noncovered shares must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election for noncovered shares cannot be made by notifying the Funds.

49

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However, the Funds is not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Funds within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Deferral of basis – any class that bears a front-end sales load. If a shareholder (a) incurs a sales load in acquiring shares of the Funds, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Funds or another Fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Exchange of shares of the Funds for shares of another Fund. The exchange of shares in one Fund for shares of another Fund is taxable for federal income tax purposes and the exchange will be reported as a taxable sale. An exchange occurs when the purchase of shares of a Fund is made using the proceeds from a redemption of shares of another Fund and is effectuated on the same day as the redemption. Shareholders should consult their tax advisors regarding the state and local tax consequences of an exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

50

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund. This section should be read in conjunction with the discussion under “Description of the Funds and their Investments and Risks — Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending

51

on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to

52

be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified

53

dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders — U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company.

54

Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit

55

such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

56

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders - Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from the Funds is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Funds to shareholders as:

•	exempt-interest dividends paid by the Funds from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Funds from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and

•	interest-related dividends paid by the Funds from its qualified net interest income from U.S. sources and short-term capital gain dividends.

However, the Funds do not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

57

Amounts reported by the Funds to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply), or (b) that are realized by the Funds on the sale of a “U.S. real property interest” (including gain realized on the sale of shares in a QIE other than one that is domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Funds by reason of having a REIT strategy is classified as a QIE. If a Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Funds are a domestically-controlled QIE and a foreign shareholder disposes of the Funds’ shares prior to the Funds paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Funds’ distribution. Also, the sale of shares of the Funds, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”

Income effectively connected with a U.S. trade or business. If the income from the Funds is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Funds will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, the Funds will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising

58

from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

59

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Funds’ investments. The Custodian acts as the Funds’ depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties

For its custodial services, the Custodian receives a monthly fee from the Funds based on the market value of the assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by the Funds are subject to a $250 monthly minimum fee per account.

FUND SERVICES

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44148, acts as the Funds’ transfer agent, fund accountant and dividend disbursing agent. Certain officers of the Trust are officers, employees, and/or members of management of MSS.

MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.

In addition, MSS provides the Funds with fund accounting and transfer agency services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant and fund transfer agent, MSS receives a monthly fee from each Fund calculated on the total net assets and the total number of shareholders. MSS will also receive reimbursement from the fund for all reasonably incurred out-of-pocket expenses it incurs in conjunction with the performance of these services.

Archer Investment Corporation (“Archer”) provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Archer receives a monthly fee from the Funds equal to an annual rate of 0.50% of the Funds’ average daily net assets under $50 million, 0.07% of the Funds’ average daily net assets from $50 million to $100 million, 0.05% of the Funds’ average daily net assets from $100 million to $150 million, and 0.03% of the Funds’ average daily net assets over $150 million (subject to a minimum fee of $2,500 per month).

60

The following table describes the administrative fees paid to the Administrator by the Archer Balanced Fund during the fiscal periods indicated:

Fiscal Year Ended	Administration Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Administration Fees Paid (Reimbursed)
August 31, 2022	$241,448	$0	$241,448
August 31, 2023	$218,581	$0	$218,581
August 31, 2024	$232,716	$0	$232,716

The following table describes the administrative fees paid to the Administrator by the Archer Income Fund during the fiscal periods indicated:

Fiscal Year Ended	Administration Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Administration Fees Paid (Reimbursed)
August 31, 2022	$50,543	$0	$50,543
August 31, 2023	$63,794	$0	$63,794
August 31, 2024	$86,372	$0	$86,372

The following table describes the administrative fees paid to the Administrator by the Archer Stock Fund during the fiscal periods indicated:

Fiscal Year Ended	Administration Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Administration Fees Paid (Reimbursed)
August 31, 2022	$125,826	$0	$125,826
August 31, 2023	$104,422	$0	$104,422
August 31, 2024	$113,197	$0	$113,197

The following table describes the administrative fees paid to the Administrator by the Archer Dividend Growth Fund during the fiscal periods indicated:

Fiscal Year Ended	Administration Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Administration Fees Paid (Reimbursed)
August 31, 2022	$123,436	$0	$123,436
August 31, 2023	$111,946	$0	$111,946
August 31, 2024	$101,542	$0	$101,542

61

The following table describes the administrative fees paid to the Administrator by the Archer Focus Fund during the fiscal period indicated:

Fiscal Year Ended	Administration Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Administration Fees Paid (Reimbursed)
August 31, 2022	$30,415	$0	$30,415
August 31, 2023	$36,391	$0	$36,391
August 31, 2024	$48,963	$0	$48,963

The following table describes the administrative fees paid to the Administrator by the Archer Multi Cap Fund during the fiscal period indicated:

Fiscal Year Ended	Administration Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Administration Fees Paid (Reimbursed)
August 31, 2022	$30,415	$0	$30,415
August 31, 2023	$30,416	$0	$30,416
August 31, 2024	$33,635	$0	$33,635

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Sanville & Company having its business address of 2617 Huntingdon Pike, Huntingdon Valley, PA 19006 has been the Funds’ independent registered public accountants for the fiscal year ending August 31, 2011, to present. Sanville & Company performs an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

COMPLIANCE SERVICES

Empirical Administration, LLC (“Empirical”), an affiliate of Mutual Shareholder Services, LLC and the distributor, Arbor Court Capital, LLC, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Empirical and the Trust. Empirical’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pay Empirical a fee of $1,000.00 per month.

LEGAL COUNSEL

Ropka Law, LLC, 215 Fries Mill Road, Turnersville, New Jersey 08012, serves as counsel for the Trust and the independent Trustees.

62

DISTRIBUTOR

The Funds’ Distributor is Arbor Court Capital, LLC (the “Distributor”), located at 2000 Auburn Drive, Suite 120, Beachwood, Ohio 44122. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, uses its best efforts to distribute the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Funds. The Underwriting Agreement will automatically terminate in the event of its assignment.

Additional Payments to Financial Intermediaries

A Fund may pay to financial intermediaries; the Advisor and their affiliates may pay out of their own resources and reasonable profits amounts (including items of material value) to certain financial intermediaries. While Financial Industry Regulatory (“FINRA”) regulations limit the sales charges that you may bear as a Fund shareholder, there are no limits with regard to the amounts that the Distributor, the Advisor and its affiliates may pay out of their own resources and reasonable profits. You can ask your financial intermediary for information about any payments it receives from the Distributor, the Advisor and their affiliates for any service the financial intermediary provides.

The following examples illustrate the types of instances in which the Distributor, the Advisor and their affiliates may make additional payments to a financial intermediary.

Supplemental Payments

Financial intermediaries may be paid fees out of the assets of the Advisor and their affiliates (but not out of Fund assets).

Financial intermediaries may receive fees for providing distribution-related, recordkeeping or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, financial intermediaries may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the financial intermediary

63

sells or may sell and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Processing Support Payments

The Advisor and their affiliates may make payments to financial intermediaries that sell Fund Shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that they may make under this category include payment of ticket charges on a per transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediaries' mutual fund trading system.

Retirement Plan Program Servicing Payments.

The Advisor and their affiliates may make payments to certain financial intermediaries who sell Fund Shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement plan program services may include services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation, or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Advisor and their affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Advisor and their affiliates to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Advisor and their affiliates also may hold or sponsor, at their expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Advisor and their affiliates also may provide, at their expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

FINANCIAL STATEMENTS

A copy of each Fund’s Annual Report may be obtained upon request and without charge, on the Funds’ website (www.thearcherfunds.com) or by calling the Funds at the toll-free number listed on the cover page of this Statement of Additional Information. The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended August 31, 2024.

ARCHER INVESTMENT SERIES TRUST

PART C

OTHER INFORMATION

Item 28.

Exhibits

(A)	Agreement and Declaration of Trust dated September 30, 2009 as filed with the State of Ohio on October 7, 2009 is incorporated herein by reference to Exhibit 28(A) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(i)	Amendment No. 1 to the Agreement and Declaration of Trust dated December 14, 2009 as filed with the State of Ohio on December 23, 2009 is incorporated herein by reference to Exhibit 28(A)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(ii)	Amendment No. 2 to the Agreement and Declaration of Trust dated August 2, 2010 as filed with the State of Ohio on August 6, 2010 is incorporated herein by reference to Exhibit 28(A)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on November 24, 2010.

(iii)	Amendment No. 3 to the Agreement and Declaration of Trust dated May 16, 2016 filed with the State of Ohio is incorporated herein by reference to Exhibit 28(A)(iii) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 333-163981) filed on May 20, 2016.

(iv)	Amendment No. 4 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(A)(iv) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.

(v)	Amendment No. 5 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(A)(v) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 29, 2020.

(vi)	Amendment No. 6 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 28(A)(vi) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2021.

(B)	By-laws adopted as of December 1, 2009, is incorporated herein by reference to Exhibit 28(B) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(C)	Instruments Defining Rights of Security Holders – None. (other than in the Declaration of Trust and By-laws of the Registrant).

(D)	Investment Advisory Contracts:

(i)	Form of Registrant’s Management Services Agreement with the Archer Investment Corporation with regard to the Archer Balanced Fund is incorporated herein by reference to Exhibit 28(D)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(a)	Form of Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund is incorporated herein by reference to Exhibit 28(D)(i)(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

i.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund is incorporated herein by reference to Exhibit 28(D)(i)(a)(i) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2011.
ii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund is incorporated herein by reference to Exhibit 28(D)(i)(a)(ii) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 28, 2012.
iii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund is incorporated herein by reference to Exhibit 28(D)(i)(a)(iii) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 29, 2016.
iv.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund is incorporated herein by reference to Exhibit 28(D)(i)(a)(iv) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 27, 2019.
v.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Balanced Fund is attached herewith.

(b)	Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to Exhibit 28(D)(i)(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on November 24, 2010.

i.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to Exhibit 28(D)(i)(b)(i) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2011.
ii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to Exhibit 28(D)(i)(b)(ii) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 28, 2012.
iii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to the exhibit to the 497 (File No. 333-163981) filed on September 30, 2015.
iv.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to Exhibit 28(D)(i)(b)(iii) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 29, 2016.
v.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to Exhibit 28(D)(i)(b)(v) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 22, 2017.
vi.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is incorporated herein by reference to Exhibit 28(D)(i)(b)(iv) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 27, 2019.
vii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Income Fund is attached herewith.

(c)	Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Stock Fund is incorporated herein by reference to Exhibit 28(D)(i)(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on November 24, 2010.

i.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Stock Fund is incorporated herein by reference to Exhibit 28(D)(i)(c)(i) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2011.
ii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Stock Fund is incorporated herein by reference to Exhibit 28(D)(i)(c)(i) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 28, 2012.
iii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Stock Fund is incorporated herein by reference to Exhibit 28(D)(i)(c)(iii) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 29, 2016.
iv.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Stock Fund is incorporated herein by reference to Exhibit 28(D)(i)(c)(iv) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 27, 2019.
v.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Stock Fund is attached herewith.

(d)	Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Dividend Growth Fund is incorporated herein by reference to Exhibit 28(D)(i)(d) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 29, 2016.

i.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Dividend Growth Fund is incorporated herein by reference to Exhibit 28(D)(i)(d)(iv) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 27, 2019.
ii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Dividend Growth Fund is attached herewith.

(e)	Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Focus Fund is incorporated herein by reference to Exhibit 28(D)(i)(e) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.

i.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Focus Fund is incorporated herein by reference to Exhibit 28(D)(i)(e)(i) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2021.
ii.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Focus Fund is attached herewith.

(f)	Side Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Multi Cap Fund is incorporated herein by reference to Exhibit 28(D)(i)(f) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.
i.	Amended Letter Agreement with Archer Investment Corporation regarding fee waiver and expense reimbursement with respect to the Archer Multi-Cap Fund is attached herewith.

(ii)	Amended Exhibit to the Management Services Agreement with the Archer Investment Corporation is incorporated herein by reference to Exhibit 28(D)(ii) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 333-163981) filed on May 20, 2016.
(iii)	Registrant’s Expense Limitation Agreement with Archer Investment Corporation is incorporated herein by reference to Exhibit 28(D)(iii) to Post-Effective Amendment No. 16 to the Registration State on Form N-1A (File No. 333-163981) filed on May 20, 2016.

(iv)	Third Amended Exhibit to the Management Services Agreement with the Archer Investment Corporation is incorporated herein by reference to Exhibit 28(D)(iv) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.

(v)	Second Amended Exhibit to the Management Services Agreement with the Archer Investment Corporation is incorporated herein by reference to Exhibit 28(D)(v) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 29, 2020.

(vi)	Fourth Amendment to the Management Services Agreement with the Archer Investment Corporation is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.

(E)	Underwriting Contracts

(i)	Registrant’s Distribution Agreement with Rafferty Capital Markets, LLC and Archer Investment Corporation is incorporated herein by reference to Exhibit 28(E)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 22, 2010.

(ii)	Registrant’s Tri-Party Distribution Agreement with Arbor Court Capital, LLC and Archer Investment Corporation is incorporated herein by reference to Exhibit 28(E)(i) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2013.

(a)	Amended Schedule A to the Tri-Party Distribution Agreement with Arbor Court Capital, LLC and Archer Investment Corporation is incorporated herein by reference to Exhibit 28(E)(i)(a) to Post-Effective Amendment No. 16 to the Registration State on Form N-1A (File No. 333-163981) filed on May 20, 2016.

(b)	Second Amended Schedule A to the Tri-Party Distribution Agreement with Arbor Court Capital, LLC and Archer Investment Corporation is incorporated herein by reference to Exhibit 28(E)(ii)(b) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.

(F)	Bonus or Profit Sharing Contracts – None.

(G)	Custodian Agreements.

(i)	Registrant’s Custody Agreement with Huntington National Bank is incorporated herein by reference to Exhibit 28(G)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(a)	Amended Appendix B to the Custody Agreement with Huntington National Bank is incorporated herein by reference to Exhibit 28(G)(i)(a) to Post-Effective Amendment No. 18 to the Registration State on Form N-1A (File No. 333-163981) filed on August 30, 2016.

(b)	Second Amended Appendix B to the Custody Agreement with Huntington National Bank is incorporated herein by reference to Exhibit 28(G)(i)(b) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.

(H)	Other Material Contracts.

(i)	Administration Agreement with the Archer Investment Corporation with regard to the Archer Investment Series Trust is incorporated herein by reference to Exhibit 28(H)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(a)	Amended Exhibit to the Administration Agreement with Archer Investment Corporation is incorporated herein by reference to Exhibit 28(H)(i)(a) to Post-Effective Amendment No. 16 to the Registration State on Form N-1A (File No. 333-163981) filed on May 20, 2016.

(b)	Second Amended Exhibit to the Administration Agreement with Archer Investment Corporation is incorporated herein by reference to Exhibit 28(H)(i)(b) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 13, 2019.

(ii)	Accounting Services Agreement with the Mutual Shareholder Services, LLC with regard to the Archer Investment Series Trust is incorporated herein by reference to Exhibit 28(H)(ii) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(iii)	Transfer Agent Agreement with the Mutual Shareholder Services, LLC with regard to the Archer Investment Series Trust is incorporated herein by reference to Exhibit 28(H)(iii) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(iv)	Chief Compliance Officer Services Agreement with Empirical Administration, LLC with regard to the Archer Investment Series Trust is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.

(a)	Amendment to the Chief Compliance Officer Services Agreement with Empirical Administration, LLC with regard to the Archer Investment Series Trust is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.
(I)	Legal Opinion and Consent – Opinion and Consent of Law Office of C. Richard Ropka, LLC is incorporated herein by reference as Exhibit 28(I) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on March 22, 2010.

(i)	Legal Opinion and Consent – Opinion and Consent of the Law Office of C. Richard Ropka, LLC dated March 10, 2010 is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.

(ii)	Legal Opinion and Consent – Opinion and Consent of the Law Office of C. Richard Ropka, LLC dated February 10, 2011 is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.

(iii)	Legal Opinion and Consent – Opinion and Consent of the Law Office of C. Richard Ropka, LLC dated December 17, 2019 is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.

(iv)	Legal Opinion and Consent – Opinion and Consent of the Law Office of C. Richard Ropka, LLC dated December 17, 2019 is incorporated herein by reference to the Form 497 (File No. 333-163981) filed on October 13, 2020.

(v)	Legal Opinion and Consent – Opinion and Consent of the Law Office of C. Richard Ropka, LLC dated August 30, 2016 is incorporated herein by reference as Exhibit 28(I)(i) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 333-163981) filed on August 30, 2016.

(vi)	Amended Legal Opinion and Consent – Opinion and Consent of the Law Office of C. Richard Ropka, LLC dated August 30, 2016 is incorporated herein by reference as Exhibit 28(I)(vi) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2021.

(vii)	Legal Consent of the Ropka Law, LLC is filed herewith.

(J)       Other Opinions:

(i)	Consent of Auditors – Consent of Auditors is filed herewith.

(ii) Powers of Attorney – is incorporated herein by reference to Exhibit 28(J)(ii) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on March 22, 2010.

(a)	Power of Attorney of Umberto Anastasi is incorporated herein by reference to Exhibit 28(J)(ii)(a) to Pre-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2015.

(K)	Omitted Financial Statement. None

(L)	Initial Capital Agreements. Letter of Investment Intent from Troy C. Patton dated December 23, 2009 filed as Exhibit 28(L) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009 is incorporated herein by reference.

(M)	Form of Rule 12b-1 Distribution Plan for Archer Balanced Fund is incorporated herein by reference to Exhibit 28(M) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(i)	Rule 12b-1 Distribution Plan for Archer Income Fund is incorporated herein by reference to Exhibit 28(M)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on November 24, 2010.

(ii)	Rule 12b-1 Distribution Plan for Archer Stock Fund is to the Archer Income Fund is incorporated herein by reference to Exhibit 28(M)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-163981) filed on November 24, 2010.

(N)	Rule 18f-3 Plan – None.

(O)	Reserved.

(P)	Code of Ethics

(i)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit 28(P)(i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(ii)	Code of Ethics for Principal Executive and Senior Financial is incorporated herein by reference to Exhibit 28(P)(ii) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(iii)	Code of Ethics for Archer Investment Corporation is incorporated herein by reference to Exhibit 28(P)(iii) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 23, 2009.

(iv)	Code of Ethics for Arbor Court Capital, LLC is incorporated herein by reference to Exhibit 28(P)(iv) to Pre-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 333-163981) filed on December 30, 2015.

Item 29.

Persons Controlled by or Under Common Control with Registrant - None

Item 30.

Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Section 6.4. Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Item 31.

Business and Other Connections of the Investment Advisers

(a) Archer Investment Corporation (“Archer”) serves as investment adviser to the each of the separate series of Registrant. Mr. Troy C. Patton is the Managing Director of Archer. Further information about Archer can be obtained from the Form ADV Part I filed via the FINRA’s CRD/IARD system, and available on the Investment Adviser Public Disclosure Website (“IAPD”).

Item 32. Principal Underwriter.

(a) The Registrant’s principal underwriter acts as principal underwriter for the following registered investment companies:

Ancora Trust

Archer Investment Series Trust

Berkshire Focus Funds

Clark Fork Trust

Collaborative Investment Series Trust

DSS AmericaFirst Quantitative Funds

Frank Funds

Monteagle Funds

MP63 Fund, Inc.

Neiman Funds

Parvin Hedged Equity Solari World Fund

PFS Fund Trust

Spend Life Wisely Funds Investment Trust

WP Trust

(a)	The table below provides information for each director, officer or partner of the Distributor:
NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT
Gregory B. Getts	Chief Financial Officer, Financial Principal, President	None
Steven Milcinovic	Chief Operating Officer, Chief Compliance Officer	None

*Business address for Messrs. Getts, and Milcinovic is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

(c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by the principal underwriter who is not an affiliated person of the Fund.

Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Commissions
None	None	None	None	None

Item 33.

Location of Accounts and Records

Archer Investment Corporation

1711 North College Avenue #200

Carmel, IN 46032

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, Ohio 43215

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Archer Balanced Fund, Archer Income Fund, Archer Stock Fund,

Archer Dividend Growth Fund, Archer Focus Fund, Archer Multi Cap Fund

c/o Archer Investment Corporation

1711 North College Avenue #200

Carmel, IN 46032

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Archer Investment Corporation

1711 North College Avenue #200

Carmel, IN 46032

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 34.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.

Undertakings:

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Indianapolis and the State of Indiana on December 26, 2024.

ARCHER INVESTMENT SERIES TRUST

By: /s/ Troy C. Patton

Troy C. Patton, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature Title Date

By: /s/ Troy C. Patton * President/Trustee December 26, 2024

Troy C. Patton

By: /s/ David Miller * Trustee December 26, 2024

David Miller

By: /s/ Donald Orzeske * Trustee December 26, 2024

Donald Orzeske

By: /s/ Umberto Anastasi * Treasurer December 26, 2024

Umberto Anastasi

By: /s/ Troy C. Patton* December 26, 2024

Troy C. Patton, Attorney-in-fact

Exhibit Index

Exhibit 28(I)(vii)	-	Consent of the Ropka Law, LLC
Exhibit 28(J)(i)	--	Consent of Auditors